                                                                ANNUAL REPORT TO
                                                            SHAREHOLDERS FOR THE
                                                        YEAR ENDED JULY 31, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

KEMPER HORIZON 20+ PORTFOLIO
KEMPER HORIZON 10+ PORTFOLIO
KEMPER HORIZON 5 PORTFOLIO

KEMPER
HORIZON FUND

                    "... the market bore out our convictions
                and again proved the merits of diversification.
              When the markets became more rational and broadened
                  out in April, we were well positioned. ..."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
11
Statistics For Horizon 20+ Largest Holdings
13
Statistics For Horizon 10+ Largest Holdings
15
Statistics For Horizon 5 Largest Holdings
16
Portfolios Of Investments
36
Report Of Independent Auditors
37
Financial Statements
39
Notes To Financial Statements
45
Financial Highlights


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER HORIZON
FUND TOTAL RETURNS*
--------------------------------------------------------------------------------
FOR THE YEAR ENDED JULY 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

--------------------------------------------------------------------------------

                            CLASS A  CLASS B  CLASS C
    HORIZON 20+              4.21%    3.55%    3.24%
--------------------------------------------------------------------------------
    HORIZON 10+              5.37%    4.46%    4.29%
--------------------------------------------------------------------------------
    HORIZON 5                4.94%    4.24%    4.20%
--------------------------------------------------------------------------------

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.


--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    7/31/99   7/31/98
--------------------------------------------------------------------------------
    HORIZON 20+ CLASS A              $14.01    $13.48
--------------------------------------------------------------------------------
    HORIZON 20+ CLASS B              $13.72    $13.28
--------------------------------------------------------------------------------
    HORIZON 20+ CLASS C              $13.70    $13.29
--------------------------------------------------------------------------------
    HORIZON 10+ CLASS A              $12.79    $12.49
--------------------------------------------------------------------------------
    HORIZON 10+ CLASS B              $12.78    $12.48
--------------------------------------------------------------------------------
    HORIZON 10+ CLASS C              $12.73    $12.44
--------------------------------------------------------------------------------
    HORIZON 5 CLASS A                $11.31    $11.26
--------------------------------------------------------------------------------
    HORIZON 5 CLASS B                $11.31    $11.28
--------------------------------------------------------------------------------
    HORIZON 5 CLASS C                $11.30    $11.27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER HORIZON FUND
RANKINGS AS OF 7/31/99*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER CATEGORIES*

                       CLASS A              CLASS B             CLASS C
--------------------------------------------------------------------------------
HORIZON 20+
1-YEAR             #191 of 221 funds    #201 of 221 funds   #205 of 221 funds
--------------------------------------------------------------------------------
3-YEAR             #102 of 163 funds    #112 of 163 funds   #114 of 163 funds
--------------------------------------------------------------------------------
HORIZON 10+
1-YEAR             #354 of 424 funds   #384 of 424 funds    #392 of 424 funds
--------------------------------------------------------------------------------
3-YEAR             #241 of 313 funds   #282 of 313 funds   #285 of 313 funds
--------------------------------------------------------------------------------
HORIZON 5
1-YEAR              #51 of 95 funds     #58 of 95 funds    #59 of 95 funds
--------------------------------------------------------------------------------
3-YEAR              #31 of 49 funds    #36 of 49 funds     #37 of 49 funds
--------------------------------------------------------------------------------

* LIPPER ANALYTICAL SERVICES, INC. RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE. RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. THE PORTFOLIOS ARE
COMPARED TO THEIR RESPECTIVE LIPPER CATEGORIES AS FOLLOWS: KEMPER HORIZON 20+ PORTFOLIO-FLEXIBLE PORTFOLIO, KEMPER HORIZON 10+ PORTFOLIO-BALANCED PORTFOLIO AND KEMPER HORIZON 5 PORTFOLIO-INCOME PORTFOLIO.

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE PERIOD ENDED JULY 31, 1999,
THE FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:
--------------------------------------------------------------------------------

                                          LONG-TERM
                       INCOME   DIVIDEND   CAPITAL
              CLASS A  CLASS B  CLASS C     GAIN
--------------------------------------------------------------------------------
HORIZON 20+    $.0150     --       --      $.0200
--------------------------------------------------------------------------------
HORIZON 10+    $.2500   $.1369   $.1266    $.1100
--------------------------------------------------------------------------------
HORIZON 5      $.3775   $.3131   $.3092    $.1200
--------------------------------------------------------------------------------

TERMS TO KNOW

CYCLICAL STOCKS Cyclical stocks carry a higher degree of economic sensitivity. In accelerating economies, cyclical stocks tend to rise quickly. In decelerating economies, cyclicals tend to decline quickly. Cyclical stocks include industrial machinery, paper and forestry, automobiles and construction.

GROWTH STOCKS Growth stocks are shares in companies that are expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because these stocks are typically in demand, they tend to carry relatively high price tags and can also be volatile, based on changing perceptions of the companies' growth.

NARROW MARKET Describes a stock market environment where only a few stocks perform strongly, while the majority struggle. In contrast, in a broad market, overall market gains are driven by a larger group of stocks.

VALUE STOCK Value stocks are considered to be "bargain stocks" because they are perceived as undervalued and attractively priced relative to a measure of their true worth. Because their prices are already depressed, value stocks typically carry less risk of price declines than do growth stocks.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

  In a widely anticipated move, the Federal Reserve Board raised its key interest rate -- the overnight bank lending rate -- by one quarter of a point (0.25%) in August in an effort to slow the U.S. economy and keep inflation under control. The rate hike frustrates many investors, who do not understand why the Fed is tightening when there are no signs of inflation.

  Talk of rising interest rates began last spring, and on June 30 the Fed boosted the overnight bank lending rate one quarter of a point (0.25%). With this move the Fed said it was not inclined to increase rates again anytime soon -- although it noted that it was alert to the potential emergence of inflationary pressures that could undermine economic growth. Talk of a second rate hike began in July after Fed Chairman Alan Greenspan's commentary to the House Banking Committee, which was part of the Fed's twice-yearly outlook report required by the Humphrey-Hawkins Full Employment and Balanced Growth Act of 1978. While Greenspan didn't say that the Fed definitely would raise the overnight bank loan rate at its next meeting, the tone of his report included more warnings than expected about the need to follow the June rate increase with another, and speculation about another hike became reality at the August 24 Fed meeting.

  Many investors are frustrated by a rate hike when there are no signs of inflation, but Fed policymakers look at the rate hike another way: If the June 30 increase was not enough to bring inflation risks into balance, a "euphoric" rise in stocks may fuel increased consumer spending, which could necessitate a more disruptive adjustment later. In its August 24 rate hike, the Fed was acting promptly to prevent such an adjustment. In other words, the Fed strongly believes that "a stitch in time saves nine" -- it wants to be preemptive by raising interest rates and slowing the economy before an inflation problem arises.

  What data may confirm the Fed's theory? To start, the Fed forecasts that the consumer price index (CPI), the average value of an imaginary "basket" of goods and services in the economy, could rise as much as 2.5 percent this year, up from 1.6 percent in 1998. The CPI is the standard measure of inflation in the United States, so a marked increase would suggest rising inflation.

  Employment growth also suggests inflation. Job creation has exceeded the growth of the working-age population by almost one-half a percentage point (0.50%) in the past year. The Fed believes that if the pool of job seekers shrinks sufficiently, upward pressures on wage costs are likely. Such cost increases have invariably presaged rising inflation in that past, and presumably would in the future.

  The Fed also believes that gross domestic product (GDP), the value of all goods and services produced in the United States, is growing faster than it would grow without inflation. The Fed believes that GDP can grow 3.0 percent to
3.5 percent per year without generating inflation. Actual 1998 GDP growth was
4.3 percent, and 1999 GDP growth is projected to be 3.8 percent.

  Productivity growth is another indicator of inflation pressure. After languishing at about 1 percent in the 1970s and 1980s, productivity growth has been above 2 percent in each of the past three years. Over the past four quarters it has increased 2.8 percent, and could reach 3.5 percent if second-quarter productivity growth comes in close to 4 percent. According to the Fed, this has enabled output to grow beyond what normally would have been expected -- and has held down inflationary pressures. But productivity must continue to grow at an ever faster pace to keep inflation from accelerating. The Fed is concerned that the gains in technology that have fostered the productivity growth will slow, and any inflationary pressures in the labor market could ultimately show in product prices.

  The improving global economy could also contribute to inflation. Improving economic conditions around the world mean that the U.S. economy will no longer experience declines in basic commodity and import prices that curtailed inflation in recent years. A rise in the price of imported crude oil -- which is used to make everything from gasoline to plastic bags -- is already up 57 percent this year. To the Fed, which cut interest rates by 75 basis points last year because of a slowdown in the global economy, raising interest rates in June and again in August was only "taking back" some of what it gave last year.

  Clearly, then, Fed raised interest rates to slow the economy. As a result, consumer spending will likely decrease, leading to a decline in corporate profits. That will have negative effects on capital spending. The end result could be a decline in the value of equities in general.

  Although many economic analysts have moved past the August 24 rate hike and are now speculating about what the Fed will do at its October 5 meeting, the August rate hike will likely be the end of the Fed's interest in interest rates for the next six months. The Fed is unlikely to raise rates between November and February because of the Y2K issue: It doesn't want to encourage Y2K fears or appear responsible for Y2K-related volatility in the financial markets.

ECONOMIC OVERVIEW


--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                               NOW (8/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                               -------------           ------------            ----------            -----------
    10-year Treasury rate 1                         5.94                   5.00                   5.34                   6.30
    Prime rate 2                                    8.06                   7.75                   8.50                   8.50
    Inflation rate 3*                               2.00                   1.60                   1.68                   2.16
    The U.S. dollar 4                              -6.36                  -1.53                   8.17                  10.10
    Capital goods orders 5*                        11.84                   5.11                   3.05                  10.30
    Industrial production 5*                        3.58                   1.55                   2.71                   5.59
    Employment growth 6*                            2.17                   2.37                   2.67                   2.39


(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF 7/31/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  The long-term possibility of interest rate hikes is likely to be affected by political considerations. Election primaries begin in February 2000. Will candidates be talking about tax cuts? Medicare reform? Social Security reform? These will be the issues to consider when we look at the economy in early- to mid-2000.

  Hopefully it will be as easy for investors to obtain information about Fed policies at that time as it is today. The Humphrey-Hawkins hearings were created to give Congress and the public some idea of economic growth and inflation. But this round of Humphrey-Hawkins hearings could be the last, because the Humphrey-Hawkins law expires this year. Although Greenspan has said he thinks it is important for the Fed to report to Congress, and House Banking Committee Chairman Jim Leach intends to press for a new law, there has been no move to enact a new reporting requirement. Although the Fed could still provide hearings, without a law forcing it to do so within a certain framework, we would likely have no consistent basis for analyzing monetary policy.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF SCUDDER KEMPER INVESTMENTS ECONOMICS GROUP AS OF AUGUST 27, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

THE MARKETS REMAINED CHALLENGING THROUGHOUT THE ANNUAL REPORTING PERIOD. BELOW, THE PORTFOLIO MANAGEMENT TEAM OF KEMPER HORIZON FUND DISCUSSES THE ECONOMIC CLIMATE AND THEIR INVESTMENT STRATEGY. THEY ALSO PROVIDE AN OVERVIEW OF EACH SEGMENT OF THE PORTFOLIO -- DOMESTIC STOCKS, INTERNATIONAL STOCKS AND DOMESTIC BONDS.

[TYMOCZKO PHOTO]

LEAD PORTFOLIO MANAGER ROBERT TYMOCZKO IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. AND A MEMBER OF THE FIRM'S QUANTITATIVE GROUP. PORTFOLIO MANAGERS JOSEPHINE CHU, ALMOND GODUTI AND SHAHRAM TAJBAKHSH ALSO CONTRIBUTE THEIR INVESTMENT INDUSTRY EXPERIENCE. THE TEAM IS SUPPORTED BY SCUDDER KEMPER INVESTMENTS' LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS AND ECONOMISTS IN OFFICES WORLDWIDE.

Q     THROUGHOUT THE FUND'S FISCAL YEAR, THE MARKETS CONTINUED TO BE TURBULENT.
AGAINST THIS BACKDROP, HOW DID THE PORTFOLIOS OF KEMPER HORIZON FUND PERFORM?

A     For the one-year period ending July 31, 1999, Kemper Horizon 5 Portfolio gained 4.94 percent, Kemper Horizon 10+ Portfolio gained 5.37 percent and Kemper Horizon 20+ Portfolio gained 4.21 percent. (Class A shares, unadjusted for any sales charges.)

      We recognize that some shareholders may be disappointed with these modest gains. Particularly during the first half of the fiscal year, our disciplined investment strategy faced challenges in an unusually emotional and narrow market. (See Terms To Know on page 2). On a more positive note, we are pleased to report that the fund picked up steam as the year progressed.

      Also, for shareholders who may compare the portfolios' performance to other funds, we encourage you to make apples-to-apples comparisons. The portfolios of Kemper Horizon Fund are diversified across asset classes, and are not pure domestic-stock vehicles.

Q     DURING THE ANNUAL PERIOD, KEMPER HORIZON 10+ PORTFOLIO GAINED MORE THAN
THE OTHER TWO PORTFOLIOS. WHY DIDN'T KEMPER HORIZON 10+ PORTFOLIO LAND BETWEEN KEMPER HORIZON 20+ PORTFOLIO AND KEMPER HORIZON 5 PORTFOLIO?

A     That's a good question. Over longer time periods, we would typically expect Kemper Horizon 20+ Portfolio to earn the largest returns and Kemper Horizon 5 Portfolio to perform most conservatively. And, since the inception of the funds, this has been the case. (See pages 10, 12 and 14 for complete performance information.)

      However, this pattern did not occur during the annual period. The discrepancy can be traced to the extremely unusual market climate we saw in August 1998, when the markets corrected sharply in response to the Russian debt default. Because Kemper Horizon 20+ Portfolio holds the greatest quantity of stocks, it slid more steeply than the other two portfolios. As the markets recovered from August's decline, all of the portfolios made up ground, but Kemper Horizon 20+ Portfolio wasn't able to recoup enough to surpass Kemper Horizon 10+ Portfolio.

      If we exclude August 1998, and calculate the returns for the following eleven months, the portfolios performed as we would anticipate. Kemper Horizon 5 Portfolio gained 11.58 percent, Kemper Horizon 10+ gained 15.55 percent, and Kemper Horizon 20+ Portfolio gained the most, 19.96 percent. (Class A shares, unadjusted for sales charges.)

Q     BEFORE YOU DISCUSS THE PORTFOLIOS IN GREATER DETAIL, PLEASE PROVIDE US
WITH AN OVERVIEW OF THE MARKET ENVIRONMENT.

A     The fund began its fiscal year in August 1998, one of the worst months in stock market history. Global uncertainty loomed.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGEMENT TEAM ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE


Asian economic weakness had long been a source of concern, and the economic balance of Brazil and Latin America remained precarious. In this already anxious climate, Russia defaulted on its debt in late August 1998. This unexpected development sent the global markets spiraling downward, with the U.S. market losing more than 15 percent in a month.

     Quick action led to a speedy rebound. To shore up the global economy, the U.S. Federal Reserve Bank cut interest rates, and other countries followed suit. These measures, combined with steady domestic economic growth, encouraged investors to return to the market.

     But although they returned, investors remained anxious. Often losing sight of fundamentals, many were willing to pay exorbitantly high prices for stocks that offered the perception of stability. This mindset led investors to a handful of mega-cap, domestic growth companies. Meanwhile, most smaller-cap and value-oriented stocks struggled, even though they offered strong fundamentals.

     Technology stocks also charged ahead in the first half of the semiannual period, particularly in December and January. Excitement about the Internet fuelled this rally, and many untested ".com" stocks soared.

     In April, the market changed direction. The narrow, large-cap growth market began to "broaden out." Small- and mid-cap stocks as well as value-oriented stocks began to take the lead. Many high-flying Internet stocks and richly valued mega-cap growth stocks corrected to more realistic prices.

     Several factors contributed to this healthier market climate. Investors took a more rational approach, placing a greater emphasis on underlying company fundamentals. Many individuals were less willing to pay the high price tags sported by the mega-cap growth leaders. An improving global economy benefited certain cyclical stocks. (See Terms To Know on page 2.) The Federal Reserve Bank's decision to increase interest rates also made growth stocks a less attractive choice for many investors. (An interest-rate increase is often used as a way to slow an accelerating economy. In an accelerating economy, value stocks have tended to enjoy greater favor.)

     In June and July, the market once again took on a different character. No single type of stock dominated for very long. Markets narrowed and broadened over short periods. Growth-style and value-style stocks took and yielded the lead from one another, as did large-caps and small-caps. At the close of the fiscal year, uncertainty -- about Y2K, interest rates, inflation and global economic strength -- continues to shape the market.

Q    HOW DID THE INTERNATIONAL MARKETS PERFORM?

A    International markets were hit hard during the first portion of the annual period. Pockets of economic turbulence in Russia, Latin America and Brazil cast a shadow. Also, the European Monetary Union (EMU) didn't start off as briskly as many had anticipated, or hoped. The Balkans conflict added more negative sentiment. Here again, in an uncertain climate, investors gravitated towards blue-chip stocks, and shied away from value stocks.

     During the course of the fiscal year, portions of the global picture improved noticeably. Asia showed signs of renewed vigor and increased productivity, with Japan gaining ground after nearly a decade of economic recession. Australia also enjoyed robust market performance. The improved climate didn't reach all corners of the globe in equal measure. Many of the Western European markets, for instance, have not yet participated in similarly strong upturns.

                                                                                            FIRST HALF          SECOND HALF
         BENCHMARK                                THE KEY POINT                          (7/31/98-1/31/99)   (1/31/99-7/31/99)
    RUSSELL 1000 INDEX     LARGE-CAP DOMESTIC STOCKS PERFORMED WELL DURING THE FISCAL
    LARGE-CAP U.S.         YEAR, BUT THE MAJORITY OF GAINS WERE EARNED IN THE FIRST
    STOCKS                 HALF OF THE YEAR                                                   14.59%               4.41%
------------------------------------------------------------------------------------------------------------------------------
    RUSSELL 2000 INDEX     AFTER FALLING FAR BEHIND IN THE FIRST HALF OF THE FISCAL
    SMALL-CAP U.S.         YEAR, SMALL-CAPS SURPASSED LARGE-CAP STOCKS IN THE SECOND
                           HALF OF THE YEAR                                                    2.40%               4.89%
------------------------------------------------------------------------------------------------------------------------------
    MERRILL LYNCH 1-3      PARTICULARLY IN THE FIRST HALF OF THE FISCAL YEAR,
    YEAR TREASURY BOND     SHORT-TERM BONDS PROVIDED SHELTER AGAINST THE TURMOIL OF THE
    INDEX SHORT-TERM       EQUITY MARKETS, BUT WERE RELATIVELY LESS PROFITABLE DURING
    GOVERNMENT BONDS       THE SECOND HALF OF THE YEAR                                         3.78%               1.09%
------------------------------------------------------------------------------------------------------------------------------
    MSCI WORLD EX U.S.     AFTER WEAK PERFORMANCE IN THE FIRST HALF OF THE FISCAL YEAR,
    INDEX                  INTERNATIONAL STOCKS PICKED UP THE PACE, SURPASSING THE
    INTERNATIONAL STOCKS   DOMESTIC BENCHMARKS IN THE SECOND HALF OF THE YEAR                  2.25%               7.65%
------------------------------------------------------------------------------------------------------------------------------
                                                                                             ANNUAL PERIOD
        BENCHMARK                                THE KEY POINT                             (7/31/98-7/31/99)
   RUSSELL 1000 INDEX     LARGE-CAP DOMESTIC STOCKS PERFORMED WELL DURING THE FISCAL
   LARGE-CAP U.S.         YEAR, BUT THE MAJORITY OF GAINS WERE EARNED IN THE FIRST
   STOCKS                 HALF OF THE YEAR                                                       19.64%
------------------------------------------------------------------------------------------------------------------------------
   RUSSELL 2000 INDEX     AFTER FALLING FAR BEHIND IN THE FIRST HALF OF THE FISCAL
   SMALL-CAP U.S.         YEAR, SMALL-CAPS SURPASSED LARGE-CAP STOCKS IN THE SECOND
                          HALF OF THE YEAR                                                        7.41%
------------------------------------------------------------------------------------------------------------------------------
   MERRILL LYNCH 1-3      PARTICULARLY IN THE FIRST HALF OF THE FISCAL YEAR,
   YEAR TREASURY BOND     SHORT-TERM BONDS PROVIDED SHELTER AGAINST THE TURMOIL OF THE
   INDEX SHORT-TERM       EQUITY MARKETS, BUT WERE RELATIVELY LESS PROFITABLE DURING
   GOVERNMENT BONDS       THE SECOND HALF OF THE YEAR                                             4.92%
------------------------------------------------------------------------------------------------------------------------------
   MSCI WORLD EX U.S.     AFTER WEAK PERFORMANCE IN THE FIRST HALF OF THE FISCAL YEAR,
   INDEX                  INTERNATIONAL STOCKS PICKED UP THE PACE, SURPASSING THE
   INTERNATIONAL STOCKS   DOMESTIC BENCHMARKS IN THE SECOND HALF OF THE YEAR                     10.06%
------------------------------------------------------------------------------------------------------------------------------

SOURCE: LIPPER ANALYTICAL SERVICES, INC. INDICES ARE UNMANAGED POOLS OF SECURITIES THAT ARE NOT AVAILABLE FOR DIRECT INVESTMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS DO NOT REPRESENT THE PERFORMANCE OF ANY KEMPER FUND.

PERFORMANCE UPDATE

Q     THE PORTFOLIOS OF KEMPER HORIZON FUND ARE DESIGNED TO ADDRESS VARYING
INVESTMENT OBJECTIVES. TELL US HOW THE INVESTMENTS IN THE PORTFOLIOS ARE COMBINED TO PURSUE TIME-SPECIFIC GOALS.

A     Simply put, the longer the time horizon of the portfolio, the greater the stock exposure. Here's why: Over the long-term, stocks have historically provided significantly higher returns than bonds or cash. In exchange for this higher return potential, stocks are subject to greater fluctuations and risk. Over longer historic time periods, however, the impact of this volatility has decreased.

      Kemper Horizon 5 Portfolio is designed for short-term investors with a five-year time horizon. With a shorter time horizon, there's less time to ride out the potential ups and downs of stocks. That's why Kemper Horizon 5 Portfolio is the most conservative of the three options. Typically, about 60 percent of assets are invested in bonds, with the remainder invested in stocks.

      Kemper Horizon 10+ Portfolio is geared to investors with time horizons of at least 10 years. Consistent with this longer horizon, the fund has a more aggressive risk/return profile than Kemper Horizon 5 Portfolio. The fund invests about 60 percent of assets in stocks and 40 percent in bonds.

      Kemper Horizon 20+ Portfolio is designed for investors with even longer time horizons -- 20 years or more. It's the most aggressive portfolio of the group, investing about 80 percent of assets in stocks and 20 percent in bonds.

Q     KEMPER HORIZON FUND PROVIDES EXPOSURE TO U.S. STOCKS, INTERNATIONAL STOCKS
AND DOMESTIC BONDS. TELL US ABOUT THE POTENTIAL ADVANTAGES OF THIS BROAD DIVERSIFICATION.

A     Diversification is a well-recognized strategy for managing portfolio risk.
Let's take a closer look: When you diversify your investments by asset class, you can capture the performance of different market cycles. That's because different types of investments tend to respond differently to changing market climates. For example, if the domestic economy were stronger than the international economy, U.S. stocks would likely perform more robustly than international stocks. If stocks are out of favor, then investments in bonds could provide stability and help offset losses.

      It's important to remember that diversification works even when you might not want it to. By that, we mean that in a diversified investment portfolio, less-successful investments will slow the pace set by the most-successful investments. Our diversification strategy isn't about turning a blind eye to risk and trying to shoot the lights out. Instead, we place a higher premium on trying to obtain consistent, long-term returns.

Q     IN YOUR OVERVIEW, YOU SAID THAT DIFFERENT TYPES OF DOMESTIC STOCKS
DOMINATED THE MARKET THROUGHOUT THE ANNUAL PERIOD. DOES KEMPER HORIZON FUND INCLUDE EXPOSURE TO GROWTH AND VALUE STOCKS, AND TO BOTH LARGE- AND SMALL-CAPS?

A     Yes, the domestic stock portions of the portfolios include value and growth stocks, as well as large-caps and small-caps. During the reporting period, we invested about 70 percent in large-cap stocks, and 30 percent in small-caps. We determine the value/growth allocation by evaluating a wide range of economic and market factors. Currently, our analysis supports dividing assets evenly between the two styles.

--------------------------------------------------------------------------------
A WELL-DIVERSIFIED DOMESTIC STOCK PORTFOLIO
--------------------------------------------------------------------------------

                                  [PIE CHART]


35% LARGE-CAP GROWTH
35% LARGE-CAP VALUE
15% SMALL-CAP GROWTH
15% SMALL-CAP VALUE

AS OF JULY 31, 1999. PORTFOLIO COMPOSITION SUBJECT TO CHANGE.

PERFORMANCE UPDATE

Q     HOW DO YOU SELECT STOCKS?

A     We use rigorous quantitative stock-selection models. These models leverage years of testing, development and research, and organize data on thousands of stocks. We consider a variety of factors, including price-to-earnings and price-to-book ratios, as well as earnings-per-share-growth and earnings predictability. We look not just at each individual stock in isolation, but also analyze how each stock could impact the portfolio as a whole.

Q     HOW DID THE DOMESTIC STOCK PORTION OF THE FUND PERFORM?

A     Many of the factors that hindered performance during the first half of the fiscal year helped us in the second. For instance, when mega-cap, high-priced growth stocks dominated the market, our valuation discipline limited returns during the first half of the fiscal year. Our analysis indicated that the prices of many of the market's favorite stocks were simply too high -- and not sustainable. To us, these high prices signaled an unwise level of potential risk.

      Also, our bias toward quality companies with established records limited our participation in the Internet-stock rally, because many of the trendy ".com" stocks lacked the demonstrated track records our models require.

      Our small-cap exposure also impeded progress during the first portion of the year. Here, too, investors responded emotionally -- and often misguidedly -- by punishing fundamentally sound small companies.

      As time progressed, the market bore out our convictions and again proved the merits of diversification. When the markets became more rational and broadened out in April, we were well positioned. Many of our cyclically oriented holdings came to life, including large-cap and small-cap companies involved in the basic-industries and capital-goods sectors.

Q     HOW DID YOU STRUCTURE THE INTERNATIONAL PORTIONS OF THE PORTFOLIOS? HOW
DID THIS IMPACT THE FUND?

A     We use the country weightings of the MSCI World ex U.S. Index as a general guide. This index tracks global stock markets, but does not include the United States. The index is market-cap weighted, meaning that the largest countries enjoy greater proportional representation. This cap-weighted structure results in increased exposure to large, established markets, with lesser exposure to less-tested emerging markets. Our country weightings don't exactly mirror the index. Compared to the index, we're a bit overweighted in Asian stocks, and a bit underweighted in European stocks.

      As with our domestic-stock selection, we use a research-intensive and risk-conscious process. We use country- and region-specific proprietary models to choose and combine stocks. Our risk-conscious approach has led us to favor value stocks, a decision that served the fund during the second portion of the fiscal year.

      Overall, we're pleased with the performance of the international portions of the portfolios. Thanks to using the country allocations of the index as a starting point, we participated in Asia's rebound. We reaped very good gains from our exposure to stocks of this region. Several stocks from Japan and Hong Kong contributed particularly strong returns, especially during the second half of the semiannual period. Our holdings in Western Europe were generally less successful.

Q     WHAT'S YOUR OUTLOOK ON GLOBAL INVESTING?

A     We believe that there are many compelling opportunities for global investing. Asia has made good strides towards recovery. Notably, the Japanese economy has been gaining positive momentum after almost a decade of economic problems.

      While we feel positive about Asia, we feel even more optimistic about the long-term prospects of Europe. Although European markets have faced some rough patches since the formation of the European Monetary Union (EMU), we believe that Europe also offers very good investment opportunities. In our mind, the EMU is a long-term proposition. In fact, to tap into Europe's potential, we're looking for opportunities to channel some assets away from Asian markets and into European ones.

Q     PLEASE DESCRIBE HOW YOU'VE POSITIONED THE BOND SEGMENTS OF THE PORTFOLIOS.

A     The bond allocations are conservatively positioned, with an eye to providing stability. We are currently invested primarily in U.S. Treasury bonds, which offer a guaranteed payment of interest and principal. We've kept the average duration of the portfolio fairly short. Currently, the average duration is about one-and-three-quarters years. The shorter the duration, the less impact of interest rate movements on the fund's bond exposure.

      As we noted in the semiannual report, this conservative duration held the fund back a bit during the first portion of the fiscal year, when interest rates were stable. Towards the end of the semiannual period,

PERFORMANCE UPDATE


however, the Federal Reserve raised interest rates, and many investors believe that further increases could occur. In this rate-anxious climate, a shorter duration has benefited the portfolio.

      Throughout the year, our bond exposure helped smooth over some of the ups and downs of the equity market. As a trade-off, bonds muted performance potential during the second half of the fiscal year.

Q     IN THE PREVIOUS SEMIANNUAL REPORT, YOU EXPRESSED A CAUTIOUS MARKET
OUTLOOK. HAVE YOU BECOME MORE OPTIMISTIC, OR DO YOU BELIEVE THAT CAUTION IS STILL WARRANTED?

A     We believe that the current market climate continues to demand a cautious approach. While the prices of many stocks have corrected to more reasonable levels, we still believe that the market as a whole remains substantially overvalued. Anxiety about rising interest rates and inflation could generate considerable global economic and market volatility.

      As the past year shows, when it comes to investing, volatility will be par for the course. We believe that the challenges of today's market highlight the potential strengths of Kemper Horizon Fund. The portfolios offer broad and convenient diversification across asset classes. Discipline and rigorous research is the basis of each stock-selection decision. Our investment outlook is long-term and risk-conscious. As always, we remain committed to helping the shareholders pursue their long-term investment objectives.

PERFORMANCE UPDATE

KEMPER HORIZON 20+ PORTFOLIO

AVERAGE ANNUAL TOTAL RETURNS*

FOR THE PERIOD ENDED JULY 31, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                               1-YEAR   3-YEAR   LIFE OF CLASS
-------------------------------------------------------------------------------------------------------
    KEMPER HORIZON 20 + PORTFOLIO CLASS A      -1.77%   12.79%      11.27%       (since 12/29/1995)
-------------------------------------------------------------------------------------------------------
    KEMPER HORIZON 20 + PORTFOLIO CLASS B       0.55    13.64        11.77       (since 12/29/1995)
-------------------------------------------------------------------------------------------------------
    KEMPER HORIZON 20 + PORTFOLIO CLASS C       3.24    13.98        12.10       (since 12/25/1995)
-------------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER HORIZON 20+ PORTFOLIO CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class A shares from 12/31/95 to 7/31/99

                                                                 COMBINED S&P 500
                                                                 STOCK INDEX AND
                                                                 LEHMAN BROTHERS                               LEHMAN BROTHERS
                                         KEMPER HORIZON 20+      GOV'T/CORP. BOND        S&P 500 STOCK         GOV'T/CORP. BOND
                                         PORTFOLIO CLASS A(1)        INDEX(1)               INDEX(+)               INDEX(++)
                                         --------------------    ----------------        -------------         ----------------
12/31/95                                      10000.00               10000.00               10000.00               10000.00
                                              10848.00               11894.00               12296.00               10290.00
12/31/97                                      12899.00               15377.00               16398.00               11294.00
                                              14316.00               19340.00               21083.00               12366.00
7/31/99                                       14672.00               20776.00               22957.00               12051.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER HORIZON 20+ PORTFOLIO CLASS B
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class B shares from 12/31/95 to 7/31/99

                                                                 COMBINED S&P 500
                                                                 STOCK INDEX AND
                                                                 LEHMAN BROTHERS                               LEHMAN BROTHERS
                                         KEMPER HORIZON 20+      GOV'T/CORP. BOND        S&P 500 STOCK         GOV'T/CORP. BOND
                                         PORTFOLIO CLASS B(1)        INDEX(1)               INDEX(+)               INDEX(++)
                                         --------------------    ----------------        -------------         ----------------
12/31/95                                      10000.00               10000.00               10000.00               10000.00
                                              11398.00               11894.00               12296.00               10290.00
12/31/97                                      13425.00               15377.00               16398.00               11294.00
                                              14799.00               19340.00               21083.00               12366.00
7/31/99                                       14911.00               20776.00               22957.00               12051.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER HORIZON 20+ PORTFOLIO CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class C shares from 12/31/95 to 7/31/99

                                                                 COMBINED S&P 500
                                                                 STOCK INDEX AND
                                                                 LEHMAN BROTHERS                               LEHMAN BROTHERS
                                         KEMPER HORIZON 20+      GOV'T/CORP. BOND        S&P 500 STOCK         GOV'T/CORP. BOND
                                         PORTFOLIO CLASS C(1)        INDEX(1)               INDEX(+)               INDEX(++)
                                         --------------------    ----------------        -------------         ----------------
12/31/95                                      10000.00               10000.00               10000.00               10000.00
                                              11406.00               11894.00               12296.00               10290.00
12/31/97                                      13443.00               15377.00               16398.00               11294.00
                                              14783.00               19340.00               21083.00               12366.00
7/31/99                                       15069.00               20776.00               22957.00               12051.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS OVER THE PERIODS SPECIFIED, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND, WHERE INDICATED, ADJUSTMENT FOR THE MAXIMUM SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.75%. FOR CLASS B SHARES THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) IS 4%. CLASS C SHARES HAVE NO SALES CHARGE ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE YEAR OF PURCHASE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1%. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

(1) PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. EACH PORTFOLIO IS COMPARED TO THE STANDARD & POOR'S 500 INDEX (S&P 500), LEHMAN BROTHERS GOV'T/CORP. BOND INDEX, KEMPER HORIZON 20+ PORTFOLIO IS COMPARED WITH A BLEND OF 80 PERCENT S&P 500 AND 20 PERCENT LEHMAN BROTHERS GOV'T/CORP. KEMPER HORIZON 10+ PORTFOLIO IS COMPARED WITH A BLEND OF 60 PERCENT S&P 500 AND 40 PERCENT LEHMAN BROTHERS GOV'T/CORP. KEMPER HORIZON 5 PORTFOLIO IS COMPARED WITH A BLEND OF 40 PERCENT S&P 500 AND 60 PERCENT LEHMAN BROTHER GOV'T/CORP. IN COMPARING KEMPER HORIZON FUND TO THE BLENDED INDICES, YOU SHOULD NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES.

+ THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. SOURCE IS CDA WIESENBERGER.

++ THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS AN UNMANAGED INDEX COMPRISED OF INTERMEDIATE AND LONG-TERM GOVERNMENT AND INVESTMENT GRADE CORPORATE DEBT SECURITIES. SOURCE IS CDA WIESENBERGER.

INVESTORS CANNOT ACTUALLY MAKE INVESTMENTS IN THE TWO INDICES.

STATISTICS FOR 20+ PORTFOLIO

PORTFOLIO COMPOSITION*

-------------------------------------------------------------------------------
    HORIZON 20+ PORTFOLIO                         ON 7/31/99    ON 7/31/98
-------------------------------------------------------------------------------
    DOMESTIC/FOREIGN STOCKS**                         78            78
-------------------------------------------------------------------------------
    U.S. TREASURY BONDS                               20            21
-------------------------------------------------------------------------------
    CASH AND EQUIVALENTS                               2             1
-------------------------------------------------------------------------------

                                                   [PIE CHART]  [PIE CHART]
                                                   ON 7/31/99   ON 7/31/99

** FOR JULY 31, 1999 DOMESTIC STOCKS WERE 55% AND FOREIGN STOCKS 23%.
   LARGEST HOLDINGS
   THE PORTFOLIO'S LARGEST EQUITY HOLDINGS*
   REPRESENTING 10.2 PERCENT OF TOTAL NET ASSETS ON JULY 31, 1999

-----------------------------------------------------------------------------------------
HOLDING                                                                           PERCENT
-----------------------------------------------------------------------------------------
INTEL                         Engaged in the design, development, manufacture      2.3%
                              and sale of advanced microcomputer components,
                              such as integrated circuits and other related
                              products.
-----------------------------------------------------------------------------------------
VISX                          Engaged in the design, manufacturing and marketing   2.3%
                              of proprietary technologies and systems for laser
                              vision correction.
-----------------------------------------------------------------------------------------
HOME DEPOT                    Operates retail stores carrying building supplies    2.1%
                              and home improvement products.
-----------------------------------------------------------------------------------------
CITIGROUP                     Leading global financial-service provider.           1.8%
                              Operations include a wide variety of insurance
                              products and banking services, managed health-care
                              programs, asset management, investment services
                              and credit-card services.
-----------------------------------------------------------------------------------------
FHLMC                         Often referred to as "Freddie Mac", this             1.7%
                              corporation provides for the transfer of capital
                              between mortgage lenders and mortgage security
                              investors, enabling mortgage lenders to provide a
                              continuous flow of funds to borrowers.
-----------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PERFORMANCE UPDATE

KEMPER HORIZON 10+ PORTFOLIO

AVERAGE ANNUAL TOTAL RETURNS*

FOR THE PERIOD ENDED JULY 31, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                 1-YEAR   3-YEAR   LIFE OF CLASS
-------------------------------------------------------------------------------------------------------
    KEMPER HORIZON 10+ PORTFOLIO CLASS A         -0.67%   11.56%       10.10%        (since 12/29/1995)
-------------------------------------------------------------------------------------------------------
    KEMPER HORIZON 10+ PORTFOLIO CLASS B          1.46    12.29        10.59         (since 12/29/1995)
-------------------------------------------------------------------------------------------------------
    KEMPER HORIZON 10+ PORTFOLIO CLASS C          4.29    12.66        10.90         (since 12/29/1995)
-------------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER HORIZON 10+ PORTFOLIO CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class A shares from 12/31/95 to 7/31/99

                                                                 COMBINED S&P 500
                                                                 STOCK INDEX AND
                                                                 LEHMAN BROTHERS                               LEHMAN BROTHERS
                                         KEMPER HORIZON 10+      GOV'T/CORP. BOND        S&P 500 STOCK         GOV'T/CORP. BOND
                                         PORTFOLIO CLASS A(1)         INDEX(1)               INDEX+                 INDEX++
                                         ------------------      ----------------        -------------         ----------------
12/31/95                                      10000.00               10000.00               10000.00               10000.00
                                              10584.00               11493.00               12296.00               10290.00
12/31/97                                      12275.00               14357.00               16398.00               11294.00
                                              13796.00               17596.00               21083.00               12366.00
7/31/99                                       14125.00               18594.00               22957.00               12051.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER HORIZON 10+ PORTFOLIO CLASS B
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class B shares from 12/31/95 to 7/31/99

                                                                 COMBINED S&P 500
                                                                 STOCK INDEX AND
                                                                 LEHMAN BROTHERS                               LEHMAN BROTHERS
                                         KEMPER HORIZON 10+      GOV'T/CORP. BOND        S&P 500 STOCK         GOV'T/CORP. BOND
                                         PORTFOLIO CLASS B(1)         INDEX(1)               INDEX+                 INDEX++
                                         ------------------      ----------------        -------------         ----------------
12/31/95                                      10000.00               10000.00               10000.00               10000.00
                                              11152.00               11493.00               12296.00               10290.00
12/31/97                                      12827.00               14357.00               16398.00               11294.00
                                              14284.00               17596.00               21083.00               12366.00
7/31/99                                       14394.00               18594.00               22957.00               12051.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER HORIZON 10+ PORTFOLIO CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class C shares from 12/31/95 to 7/31/99

                                                                 COMBINED S&P 500
                                                                 STOCK INDEX AND
                                                                 LEHMAN BROTHERS                               LEHMAN BROTHERS
                                         KEMPER HORIZON 10+      GOV'T/CORP. BOND        S&P 500 STOCK        GOV'T/CORP. BOND
                                         PORTFOLIO CLASS C            INDEX(1)               INDEX+                 INDEX++
                                         ------------------      ----------------        -------------         ----------------
12/31/95                                      10000.00               10000.00               10000.00               10000.00
                                              11146.00               11493.00               12296.00               10290.00
12/31/97                                      12796.00               14357.00               16398.00               11294.00
                                              14252.00               17596.00               21083.00               12366.00
7/31/99                                       14494.00               18594.00               22957.00               12051.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS OVER THE PERIODS SPECIFIED, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND, WHERE INDICATED, ADJUSTMENT FOR THE MAXIMUM SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.75%. FOR CLASS B SHARES THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) IS 4%. CLASS C SHARES HAVE NO SALES CHARGE ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE YEAR OF PURCHASE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1%. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

(1) PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. EACH PORTFOLIO IS COMPARED IN THE STANDARD & POOR'S 500 INDEX (S&P 500), LEHMAN BROTHERS GOV'T/CORP. BOND INDEX AND A BLEND OF THE S&P 500 AND THE LEHMAN BROTHERS GOV'T/CORP. BOND INDEX. KEMPER HORIZON 20+ PORTFOLIO IS COMPARED WITH A BLEND OF 80 PERCENT S&P 500 AND 20 PERCENT LEHMAN BROTHERS GOV'T/CORP. KEMPER HORIZON 10+ PORTFOLIO IS COMPARED WITH A BLEND OF 60 PERCENT S&P 500 AND 40 PERCENT LEHMAN BROTHERS GOV'T/CORP. KEMPER HORIZON 5 PORTFOLIO IS COMPARED WITH A BLEND OF 40 PERCENT S&P 500 AND 60 PERCENT LEHMAN BROTHERS GOV'T/CORP. IN COMPARING KEMPER HORIZON FUND TO THE BLENDED INDICES, YOU SHOULD NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES.

+ THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. SOURCE IS CDA WIESENBERGER.

++ THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS AN UNMANAGED INDEX COMPRISED OF INTERMEDIATE AND LONG-TERM GOVERNMENT AND INVESTMENT GRADE CORPORATE DEBT SECURITIES. SOURCE IS CDA WIESENBERGER.

   INVESTORS CANNOT ACTUALLY MAKE INVESTMENTS IN THE TWO INDICES.

STATISTICS FOR 10+ PORTFOLIO

PORTFOLIO COMPOSITION*

-------------------------------------------------------------------------------
    HORIZON 10+ PORTFOLIO                         ON 7/31/99    ON 7/31/98
-------------------------------------------------------------------------------
    DOMESTIC/FOREIGN STOCKS**                          60%           58%
-------------------------------------------------------------------------------
    U.S. TREASURY BONDS                                38            40
-------------------------------------------------------------------------------
    CASH AND EQUIVALENTS                                2             2
-------------------------------------------------------------------------------

                                                   [PIE CHART]   [PIE CHART]
                                                   ON 7/31/99    ON 7/31/98

** FOR JULY 31, 1999, DOMESTICS STOCKS WERE 42% AND FOREIGN STOCKS 18%.

LARGEST HOLDINGS
THE PORTFOLIO'S LARGEST EQUITY HOLDINGS*
REPRESENTING 9.9 PERCENT OF TOTAL NET ASSETS ON JULY 31, 1999

-----------------------------------------------------------------------------------------
HOLDING                                                                           PERCENT
-----------------------------------------------------------------------------------------
VISX                          Engaged in the design, manufacturing and marketing   2.3%
                              of proprietary technologies and systems for laser
                              vision correction.
-----------------------------------------------------------------------------------------
INTEL                         Engaged in the design, development, manufacture      2.2%
                              and sale of advanced microcomputer components,
                              such as integrated circuits and other related
                              products.
-----------------------------------------------------------------------------------------
CITIGROUP                     Leading global financial-service provider.           1.9%
                              Operations include a wide variety of insurance
                              products and banking services, managed healthcare
                              programs, asset management, investment services
                              and credit-card services.
-----------------------------------------------------------------------------------------
HOME DEPOT                    Operates retail stores carrying building supplies    1.8%
                              and home improvement products.
-----------------------------------------------------------------------------------------
COMPAGNIE FINANCIERE          Based in Switzerland and engaged in the production   1.7%
RICHEMONT                     and distribution of tobacco products and luxury
                              goods.
-----------------------------------------------------------------------------------------

* PORTFOLIO COMPOSITIONS AND HOLDINGS ARE SUBJECT TO CHANGE.

PERFORMANCE UPDATE

KEMPER HORIZON 5 PORTFOLIO

AVERAGE ANNUAL TOTAL RETURNS*

FOR THE PERIOD ENDED JULY 31, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                     1-YEAR   3-YEAR        LIFE OF CLASS
---------------------------------------------------------------------------------------------------
    KEMPER HORIZON 5 PORTFOLIO CLASS A               -1.12%    8.27%    7.39% (since 12/29/1995)
---------------------------------------------------------------------------------------------------
    KEMPER HORIZON 5 PORTFOLIO CLASS B                1.24     9.18      8.05 (since 12/29/1995)
---------------------------------------------------------------------------------------------------
    KEMPER HORIZON 5 PORTFOLIO CLASS C                4.20     9.66      8.44 (since 12/29/1995)
---------------------------------------------------------------------------------------------------

                                   LINE GRAPH
--------------------------------------------------------------------------------
KEMPER HORIZON 5 PORTFOLIO CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class A shares from 12/31/95 to 7/31/99

                                                                 COMBINED S&P 500
                                                                 STOCK INDEX AND
                                                                 LEHMAN BROTHERS                               LEHMAN BROTHERS
                                         KEMPER HORIZON 5        GOV'T/CORP. BOND        S&P 500 STOCK         GOV'T/CORP. BOND
                                         PORTFOLIO CLASS A1           INDEX1                 INDEX+                 INDEX++
                                         ------------------      ----------------        -------------         ----------------
12/31/95                                      10000.00               10000.00               10000.00               10000.00
                                              10313.00               11092.00               12296.00               10290.00
12/31/97                                      11532.00               13336.00               16398.00               11294.00
                                              12685.00               15853.00               21083.00               12366.00
7/31/99                                       12917.00               16414.00               22957.00               12051.00

                                   LINE GRAPH
--------------------------------------------------------------------------------
KEMPER HORIZON 5 PORTFOLIO CLASS B
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class B shares from 12/31/95 to 7/31/99

                                                                 COMBINED S&P 500
                                                                 STOCK INDEX AND
                                                                 LEHMAN BROTHERS                               LEHMAN BROTHERS
                                         KEMPER HORIZON 5       GOV'T/CORP. BOND        S&P 500 STOCK         GOV'T/CORP. BOND
                                         PORTFOLIO CLASS B1           INDEX1                 INDEX+                INDEX++
                                         ------------------      ----------------        -------------         ----------------
12/31/95                                      10000.00               10000.00               10000.00               10000.00
                                              10870.00               11092.00               12296.00               10290.00
12/31/97                                      12081.00               13336.00               16398.00               11294.00
                                              13214.00               15853.00               21083.00               12366.00
7/31/99                                       13206.00               16414.00               22957.00               12051.00

                                   LINE GRAPH
--------------------------------------------------------------------------------
KEMPER HORIZON 5 PORTFOLIO CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class C shares from 12/31/95 to 7/31/99

                                                                 COMBINED S&P 500
                                                                 STOCK INDEX AND
                                                                 LEHMAN BROTHERS                               LEHMAN BROTHERS
                                         KEMPER HORIZON 5       GOV'T/CORP. BOND        S&P 500 STOCK         GOV'T/CORP. BOND
                                         PORTFOLIO CLASS C1           INDEX1                 INDEX+                INDEX++
                                         ------------------      ----------------        -------------         ----------------
12/31/95                                      10000.00               10000.00               10000.00               10000.00
                                              10859.00               11092.00               12296.00               10290.00
12/31/97                                      12058.00               13336.00               16398.00               11294.00
                                              13204.00               15853.00               21083.00               12366.00
7/31/99                                       13375.00               16414.00               22957.00               12051.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS OVER THE PERIODS SPECIFIED, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND, WHERE INDICATED, ADJUSTMENT FOR THE MAXIMUM SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.75%. FOR CLASS B SHARES THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) IS 4%. CLASS C SHARES HAVE NO SALES CHARGE ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE YEAR OF PURCHASE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1%. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

(1) PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. EACH PORTFOLIO IS COMPARED TO THE STANDARD & POOR'S 500 INDEX (S&P 500), LEHMAN BROTHERS GOV'T/CORP. BOND INDEX AND A BLEND OF THE S&P 500 AND THE LEHMAN BROTHERS GOV'T/CORP. BOND INDEX. KEMPER HORIZON 20+ PORTFOLIO IS COMPARED WITH A BLEND OF 80 PERCENT S&P 500 AND 20 PERCENT LEHMAN BROTHERS GOV'T/CORP. KEMPER HORIZON 10+ PORTFOLIO IS COMPARED WITH A BLEND OF 60 PERCENT S&P 500 AND 40 PERCENT LEHMAN BROTHERS GOV'T/CORP. KEMPER HORIZON 5 PORTFOLIO IS COMPARED WITH A BLEND OF 40 PERCENT S&P 500 AND 60 PERCENT LEHMAN BROTHERS GOV'T/CORP. IN COMPARING KEMPER HORIZON FUND TO THE BLENDED INDICES, YOU SHOULD NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES.

+ THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. SOURCE IS CDA WIESENBERGER.

++ THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS AN UNMANAGED INDEX COMPRISED OF INTERMEDIATE AND LONG-TERM GOVERNMENT AND INVESTMENT GRADE CORPORATE DEBT SECURITIES. SOURCE IS CDA WIESENBERGER.

INVESTORS CANNOT ACTUALLY MAKE INVESTMENTS IN THE TWO INDICES.

STATISTICS FOR 5 PORTFOLIO


PORTFOLIO COMPOSITION*

-------------------------------------------------------------------------------
    HORIZON 5                                     ON 7/31/99    ON 7/31/98
-------------------------------------------------------------------------------
    DOMESTIC/FOREIGN STOCKS**                          41%           38%
-------------------------------------------------------------------------------
    U.S. TREASURY BONDS                                59            60
-------------------------------------------------------------------------------
    CASH AND EQUIVALENTS                               --             2
-------------------------------------------------------------------------------

                          [PIE CHART]           [PIE CHART]
                           ON 7/31/99            ON 7/31/98

** FOR JULY 31, 1999, DOMESTICS STOCKS WERE 29% AND FOREIGN STOCKS 12%. LARGEST HOLDINGS
THE PORTFOLIO'S LARGEST EQUITY HOLDINGS*

REPRESENTING 9.6 PERCENT OF TOTAL NET ASSETS ON JULY 31, 1999

-----------------------------------------------------------------------------------------
HOLDING                                                                           PERCENT
-----------------------------------------------------------------------------------------
VISX                          Engaged in the design, manufacturing and marketing   2.2%
                              of proprietary technologies and systems for laser
                              vision correction.
-----------------------------------------------------------------------------------------
INTEL                         Engaged in the design, development, manufacture      2.2%
                              and sale of advanced microcomputer components,
                              such as integrated circuits and other related
                              products.
-----------------------------------------------------------------------------------------
HOME DEPOT                    Operates retail stores carrying building supplies    1.8%
                              and home improvement products.
-----------------------------------------------------------------------------------------
CITIGROUP                     Leading global financial-service provider.           1.8%
                              Operations include a wide variety of insurance
                              products and banking services, managed healthcare
                              programs, asset management, investment services
                              and credit-card services.
-----------------------------------------------------------------------------------------
GKN                           A global industrial company with operations in       1.6%
                              more than 40 countries. Engaged in design,
                              development and manufacturing of defense and
                              aerospace products and automotive systems and
                              parts. The group also provides a variety of
                              industrial services.
-----------------------------------------------------------------------------------------

* PORTFOLIO COMPOSITIONS AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER HORIZON FUND
HORIZON 20+, 10+ AND 5

PORTFOLIO OF INVESTMENTS AT JULY 31, 1999
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                       HORIZON 20+ PORTFOLIO
                                                                             COUPON                  PRINCIPAL
       U.S. GOVERNMENT OBLIGATIONS                     TYPE                   RATE      MATURITY      AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
    U.S. TREASURY SECURITIES-- 17.4%,
    35.4% AND 52.5%
                                          Notes                               8.000%   08/15/1999     $1,280      $ 1,281
                                                                              7.750%   11/30/1999         --           --
                                                                              7.750%   01/31/2000         --           --
                                                                              8.500%   02/15/2000      1,645        1,674
                                                                              6.750%   04/30/2000         --           --
                                                                              8.875%   05/15/2000         --           --
                                                                              8.750%   08/15/2000         --           --
                                                                              8.500%   11/15/2000      2,800        2,902
                                                                              5.500%   12/31/2000      1,300        1,299
                                                                              5.375%   02/15/2001        500          499
                                                                              6.250%   04/30/2001        125          126
                                                                              8.000%   05/15/2001      2,900        3,015
                                                                              6.500%   05/31/2001      4,320        4,385
                                                                              6.625%   07/31/2001      6,165        6,277
                                                                              6.125%   12/31/2001         --           --
                                                                              6.250%   02/28/2002      1,000        1,012
                                                                              7.875%   11/15/2004        936        1,015
                                            -----------------------------------------------------------------------------
                                                                                                                   23,485
                                            Bill                              7.500    10/31/1999        540          543
-------------------------------------------------------------------------------------------------------------------------
    MORTGAGED BACKED SECURITIES--2.7%,
    3.4% AND 6.5%
                                            GNMA                              6.50     03/16/2014        975          981
                                            FHLMC                             6.50     10/17/2014        625          628
                                            FNMA                              5.625    05/15/2004      2,250        2,174
                                            -----------------------------------------------------------------------------
                                                                                                                    3,783
                                            -----------------------------------------------------------------------------
                                            TOTAL U.S. GOVERNMENT OBLIGATIONS--20.1%, 38.8% AND 59.0%
                                            (Cost: $28,339, $35,807, $34,007)
                                                                                                                   27,811
                                            -----------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
    COMMON STOCKS                                                                       SHARES               VALUE
--------------------------------------------------------------------------------------------------------------------
    COMMUNICATIONS--3.5%, 2.3% AND
    1.7%
    TELEPHONE/COMMUNICATIONS
                                       (a)ADC Telecommunications, Inc.                   29,600                1,317
                                          Alcatel Sel AG                                  1,222                  190
                                          Ameritech Corp.                                 6,200                  454
                                          BCE, Inc.                                      10,900                  544
                                          BellSouth Corp.                                 8,000                  384
                                          British Telecom plc                            24,500                  425
                                       (a)MasTec, Inc.                                    1,000                   36
                                       (a)Oki Electric Industry Company                  18,000                   75
                                          SBC Communications, Inc.                       18,700                1,069
                                          Telecom Italia SpA                             38,030                  377
                                          --------------------------------------------------------------------------
                                                                                                               4,871
--------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--3.3%, 1.6% AND 1.2%
    BUILDING MATERIALS--1.8%, .9% AND
      .4%
                                          Blue Circle Industries PLC                         --                   --
                                          Centex Construction Products, Inc.             10,200                  407
                                          Elcor Corp.                                     1,650                   68
                                          Fletcher Challenge Building Corp.             154,200                  228
                                          Grupo Dragados, S.A.                           14,100                  172
                                          LaFarge Corp.                                   6,100                  189
                                          Sumitomo Osaka Cement Co., Ltd.               157,000                  293
                                          Taiheiyo Cement Corp.                         228,000                  631
                                          Vulcan Materials Co.                           11,700                  515
                                          --------------------------------------------------------------------------
                                                                                                               2,503
--------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------
          HORIZON 10+ PORTFOLIO                                                     HORIZON 5 PORTFOLIO
             PRINCIPAL                                                   PRINCIPAL
              AMOUNT               VALUE                                  AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------
             $  3,050             $ 3,053                                $  1,760             $ 1,761
                   --                  --                                     300                 303
                  100                 101                                      --                  --
                2,620               2,665                                   1,500               1,526
                   --                  --                                     250                 253
                4,300               4,418                                      --                  --
                  500                 517                                   4,607               4,733
                2,450               2,540                                      --                  --
                  700                 700                                      --                  --
                  700                 698                                      --                  --
                   --                  --                                      --                  --
                8,715               9,060                                   3,090               3,212
                7,420               7,531                                   6,035               6,126
                6,667               6,788                                   7,220               7,351
                   --                  --                                   2,425               2,447
                6,670               6,751                                      --                  --
                3,518               3,816                                   2,785               3,021
------------------------------------------------------------------------------------------------------------------
                                   48,638                                                      30,733
                   --                  --                                     440                 442
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                2,025               2,038                                   2,000               2,012
                1,234               1,239                                     663                 666
                1,415               1,367                                   1,215               1,174
------------------------------------------------------------------------------------------------------------------
                                    4,644                                                       3,852
------------------------------------------------------------------------------------------------------------------
                                   53,282                                                      35,027
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
             NUMBER OF                                                   NUMBER OF
              SHARES               VALUE                                  SHARES               VALUE
------------------------------------------------------------------------------------------------------------------
               21,200                 943                                   6,200                 276
                  735                 114                                     169                  26
                7,700                 564                                   4,900                 359
                  800                  40                                     900                  45
               17,200                 826                                   2,800                 134
               22,600                 392                                      --                  --
                5,500                 196                                   2,200                  78
                   --                  --                                      --                  --
                   --                  --                                      --                  --
               11,500                 114                                  10,980                 109
------------------------------------------------------------------------------------------------------------------
                                    3,189                                                       1,027
------------------------------------------------------------------------------------------------------------------

               12,100                  86                                      --                  --
                   --                  --                                      --                  --
                1,300                  53                                     550                  23
                   --                  --                                  19,300                  29
               18,000                 219                                   2,100                  26
               11,400                 353                                   2,000                  62
               53,000                  99                                      --                  --
              124,000                 343                                  42,000                 116
                   --                  --                                      --                  --
------------------------------------------------------------------------------------------------------------------
                                    1,153                                                         256

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                           HORIZON 20+ PORTFOLIO
                                                                                        NUMBER OF
                                                                                         SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
    BUILDING PRODUCTS--1.2%, 0% AND
      .1%
                                          Blount International, Inc.                       1,400            $     40
                                       (a)Genlyte Group, Inc.                             60,000               1,395
                                          Nortek, Inc.                                     6,800                 265
                                          --------------------------------------------------------------------------
                                                                                                               1,700

    HOMEBUILDING--.3%, .7% AND .7%
                                          Del Webb Corp.                                   3,100                  69
                                       (a)NVR, Inc.                                           --                  --
                                          Pulte Corp.                                         --                  --
                                          Skanska AB "B"                                      --                  --
                                          Standard Pacific Corp.                          25,200                 326
                                          --------------------------------------------------------------------------
                                                                                                                 395
--------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--
    8.8%, 7.1% AND 5.6%
    APPAREL AND SHOES--.5%, .9% AND
      .9%
                                          Brown Shoe Company, Inc.                         2,200                  44
                                       (a)Genesco, Inc.                                       --                  --
                                       (a)Hartmarx Corp.                                  30,000                 131
                                       (a)Jones Apparel Group, Inc.                       16,022                 527
                                          --------------------------------------------------------------------------
                                                                                                                 702

    DEPARTMENT AND CHAIN STORES--5.6%,
      4.1%
      AND 3.2%
                                       (a)Ames Department Stores, Inc.                    38,200               1,566
                                          Burlington Coat Factory Warehouse Corp.         57,900               1,049
                                          Dillard's, Inc.                                 12,000                 370
                                          Home Depot, Inc.                                35,500               2,265
                                          Kingfisher PLC                                  61,900                 693
                                          Longs Drug Stores, Inc.                          3,300                 114
                                          May Department Stores                            6,000                 232
                                       (a)Neiman Marcus Group, Inc.                        5,700                 142
                                          TJX Companies, Inc. (New)                           --                  --
                                          W.H. Smith Group PLC                            15,300                 155
                                          Wal-Mart Stores, Inc.                           29,200               1,234
                                          --------------------------------------------------------------------------
                                                                                                               7,820

    HOME FURNISHINGS--.5%, .3% AND .3%
                                          Bush Industries, Inc. "A"                           --                  --
                                       (a)Mohawk Industries, Inc.                             --                  --
                                          Newell Rubbermaid, Inc.                         14,200                 614
                                          Pillowtex Corp.                                  6,000                  94
                                          --------------------------------------------------------------------------
                                                                                                                 708

    RECREATIONAL PRODUCTS--.3%, .1%
      AND .3%
                                          Coachmen Industries, Inc.                       18,800                 362
                                          Sankyo Co., Ltd.                                    --                  --
                                          --------------------------------------------------------------------------
                                                                                                                 362

    RESTAURANTS--.4%, .5%
      AND .2%
                                          Applebee's International, Inc.                   1,200                  38
                                       (a)Brinker International, Inc.                         --                  --
                                       (a)Lone Star Steakhouse/Saloon                         --                  --
                                       (a)Ryan's Family Steak Houses, Inc.                42,700                 456
                                          --------------------------------------------------------------------------
                                                                                                                 494
--------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------
          HORIZON 10+ PORTFOLIO                                                     HORIZON 5 PORTFOLIO
             NUMBER OF                                                   NUMBER OF
              SHARES               VALUE                                  SHARES               VALUE
------------------------------------------------------------------------------------------------------------------
                1,200             $    34                                     400             $    11
                   --                  --                                   3,000                  70
                   --                  --                                      --                  --
------------------------------------------------------------------------------------------------------------------
                                       34                                                          81
                2,200                  49                                     900                  20
                   --                  --                                   1,800                 101
               16,000                 363                                      --                  --
                4,900                 180                                      --                  --
               27,900                 361                                  20,100                 260
------------------------------------------------------------------------------------------------------------------
                                      953                                                         381
------------------------------------------------------------------------------------------------------------------
                1,700                  34                                     600                  12
               23,600                 285                                  30,400                 367
               30,000                 131                                      --                  --
               22,318                 734                                   5,705                 187
------------------------------------------------------------------------------------------------------------------
                                    1,184                                                         566
                8,100                 332                                   8,800                 361
                5,600                 101                                  14,400                 261
                9,000                 277                                   4,000                 123
               23,400               1,493                                   6,800                 434
               46,300                 518                                  15,600                 175
               15,100                 520                                     400                  14
                6,000                 232                                   1,350                  52
                6,400                 160                                   1,900                  47
               32,200               1,065                                      --                  --
                   --                  --                                  14,000                 142
               22,800                 963                                   7,000                 296
------------------------------------------------------------------------------------------------------------------
                                    5,661                                                       1,905
                   --                  --                                     300                   4
                   --                  --                                     900                  25
                9,200                 398                                   2,700                 117
                   --                  --                                      --                  --
------------------------------------------------------------------------------------------------------------------
                                      398                                                         146
                   --                  --                                   7,700                 148
                1,800                 104                                      --                  --
------------------------------------------------------------------------------------------------------------------
                                      104                                                         148
                  900                  28                                     500                  16
                   --                  --                                     900                  25
                   --                  --                                     500                   4
               68,400                 731                                   7,200                  77
------------------------------------------------------------------------------------------------------------------
                                      759                                                         122
------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                           HORIZON 20+ PORTFOLIO
                                                                                        NUMBER OF
                                                                                         SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
    SPECIALTY RETAIL--1.5%, 1.2% AND
      .7%
                                       (a)AutoZone, Inc.                                   9,200            $    227
                                       (a)Avis Rent A Car, Inc.                           20,500                 580
                                       (a)BJ's Wholesale Club, Inc.                           --                  --
                                          Canadian Tire Corporation                           --                  --
                                       (a)Cellstar Corp.                                      --                  --
                                       (a)Central Garden & Pet Co.                        10,500                  95
                                          Douglas Holding AG                               1,100                  46
                                          Family Dollar Stores, Inc.                      30,000                 628
                                          Friedman's, Inc.,"A"                                --                  --
                                          New England Business, Inc.                       3,000                  86
                                          Regis Corp.                                         --                  --
                                       (a)The Finish Line, Inc. "A"                       15,400                 162
                                       (a)Wet Seal, Inc. "A"                              13,100                 314
                                          --------------------------------------------------------------------------
                                                                                                               2,138
--------------------------------------------------------------------------------------------------------------------
    CONSUMER STAPLES--5.1%, 3.8% AND
    2.7%
    ALCOHOL AND TOBACCO--2.9%, 2.1%
      AND 1.8%
                                          Adolph Coors Company                             4,800                 256
                                          Bass PLC                                        12,600                 181
                                          Imperial Tobacco Group PLC                      99,000               1,012
                                          Philip Morris Companies, Inc.                   20,450                 762
                                          SEITA                                            8,700                 502
                                          Seagram Co., Ltd.                                   --                  --
                                          UST, Inc.                                       24,000                 744
                                          Universal Corp.                                 19,000                 571
                                          --------------------------------------------------------------------------
                                                                                                               4,028

    CONSUMER SPECIALTIES--.3%, .2% AND
      .1%
                                          American Greeting Corp., "A"                    13,700                 402
                                       (a)Sola International, Inc.                         4,600                  77
                                          --------------------------------------------------------------------------
                                                                                                                 479

    FOOD AND BEVERAGE--1.2%, .9% AND
      .7%
                                          Etablissements Economiques du Casino
                                          Guichard-Perrachon SA                               --                  --
                                          Farmer Brothers Co.                                500                  99
                                          Michael Foods, Inc.                             39,700                 921
                                       (a)Performance Food Group Co.                       1,800                  48
                                          SUPERVALU, Inc.                                  9,400                 214
                                          Seaboard Corp.                                   1,500                 405
                                          --------------------------------------------------------------------------
                                                                                                               1,687

    PACKAGED GOODS/COSMETICS--
      .1%, .1% AND .1%
                                       (a)Chattem, Inc.                                     3400                  99
                                          --------------------------------------------------------------------------

    TEXTILES--.6%, .5% AND .0%
                                          Springs Industries, Inc. "A"                       800                  32
                                          VF Corporation                                  19,000                 751
                                          --------------------------------------------------------------------------
                                                                                                                 783
--------------------------------------------------------------------------------------------------------------------

    DURABLES--4.6%, 3.9%
    AND 1.9%
    AEROSPACE--1.6%, 1.5%
      AND .4%
                                          AAR Corp.                                           --                  --
                                       (a)Alliant Techsystems, Inc.                        4,500                 372
                                          AlliedSignal, Inc.                               5,400                 349
                                       (a)Ducommun, Inc.                                      --                  --
                                       (a)Fairchild Corp. "A"                             19,300                 205
                                          Primex Technologies, Inc.                       28,000                 595
                                          United Technologies Corp.                       10,400                 694
                                          --------------------------------------------------------------------------
                                                                                                               2,215
--------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

---------------------------------------------------------------------------------------------------------
                  HORIZON 10+ PORTFOLIO                                     HORIZON 5 PORTFOLIO
---------------------------------------------------------------------------------------------------------
             NUMBER OF                                                   NUMBER OF
              SHARES               VALUE                                  SHARES               VALUE
---------------------------------------------------------------------------------------------------------
                7,000             $   173                                      --             $    --
                2,200                  62                                   2,500                  71
                   --                  --                                     600                  18
                4,700                 122                                      --                  --
                   --                  --                                   1,700                  11
               16,900                 153                                   4,200                  38
                8,600                 359                                     300                  12
                   --                  --                                   5,000                 105
                1,600                  14                                      --                  --
                   --                  --                                     400                  11
               12,400                 260                                      --                  --
               24,100                 253                                   4,600                  48
               13,500                 324                                   3,900                  94
---------------------------------------------------------------------------------------------------------
                                    1,720                                                         408
---------------------------------------------------------------------------------------------------------

                  500                  27                                   1,300                  69
                   --                  --                                      --                  --
               84,600                 865                                  26,400                 270
               15,750                 587                                   4,950                 184
                6,300                 363                                   3,700                 213
                5,200                 267                                      --                  --
               13,500                 418                                   6,100                 189
               12,000                 361                                   4,000                 120
---------------------------------------------------------------------------------------------------------
                                    2,888                                                       1,045

                8,600                 253                                   2,700                  79
                   --                  --                                      --                  --
---------------------------------------------------------------------------------------------------------
                                      253                                                          79

                3,600                 310                                      --                  --
                   --                  --                                   1,000                 197
               26,200                 608                                   7,900                 183
                2,600                  70                                     600                  16
                   --                  --                                      --                  --
                  900                 243                                      --                  --
---------------------------------------------------------------------------------------------------------
                                    1,231                                                         396

                6,000                 175                                   1,400                  41
---------------------------------------------------------------------------------------------------------

                  600                  24                                     200                   8
               16,000                 632                                     400                  16
---------------------------------------------------------------------------------------------------------
                                      656                                                          24
---------------------------------------------------------------------------------------------------------

                6,500                 137                                      --                  --
                  700                  58                                     600                  50
               19,100               1,236                                      --                  --
                   --                  --                                     400                   5
               17,900                 190                                   3,600                  38
                   --                  --                                   2,600                  55
                5,800                 387                                   1,600                 107
---------------------------------------------------------------------------------------------------------
                                    2,008                                                         255

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------
                                                                                          HORIZON 20+ PORTFOLIO
                                                                                       NUMBER OF
                                                                                        SHARES              VALUE
------------------------------------------------------------------------------------------------------------------
  AUTOMOBILES--2.6%, 1.7% AND 1.4%
                                        Borg-Warner Automotive, Inc.                     3,900            $    198
                                        DaimlerChrysler, A.G.                              374                  27
                                     (a)Dura Automotive Systems, Inc.                    2,059                  61
                                        Fiat SpA                                        29,900                 105
                                        Ford Motor Co.                                  15,100                 734
                                        GKN PLC                                        103,600               1,773
                                        Honda Motor Co., Ltd.                            7,000                 304
                                        Magna International, Inc. "A"                       --                  --
                                        Renault SA                                       7,100                 382
                                     (a)Tower Automotive, Inc.                              --                  --
                                        --------------------------------------------------------------------------
                                                                                                             3,584

  TELECOMMUNICATIONS EQUIPMENT--.4%,
  .7% AND .1%
                                        LM Ericsson Telephone Co. "B"                    5,500                 179
                                        Scientific-Atlanta, Inc.                         8,300                 303
                                        --------------------------------------------------------------------------
                                                                                                               482
------------------------------------------------------------------------------------------------------------------
ENERGY--2.0%, 2.6%
AND .9%
  OIL AND GAS PRODUCTION--
  .5%, .9% AND .2%
                                        Coastal Corp.                                       --                  --
                                     (a)Marine Drilling Companies, Inc.                     --                  --
                                        Repsol SA                                       24,000                 492
                                        Tosco Corporation                                9,400                 248
                                     (a)UTI Energy Corp.                                    --                  --
                                        --------------------------------------------------------------------------
                                                                                                               740

  OIL COMPANIES--.6%, .8% AND .4%
                                        Ashland, Inc.                                       --                  --
                                        ENI SpA                                        131,400                 800
                                        --------------------------------------------------------------------------
                                                                                                               800

  OIL/GAS TRANSMISSION--.2%, .4% AND
  .0%
                                        Questar Corp.                                   15,400                 290
                                        --------------------------------------------------------------------------

  OILFIELD SERVICES/EQUIPMENT--
  .7%, .5% AND .3%
                                        Aker Maritime ASA                               12,100                 140
                                     (a)Seitel, Inc.                                     2,000                  26
                                     (a)Tuboscope, Inc.                                     --                  --
                                     (a)Veritas DGC, Inc.                               41,600                 744
                                        --------------------------------------------------------------------------
                                                                                                               910
------------------------------------------------------------------------------------------------------------------
FINANCIAL--17.1%, 13.8%
AND 8.9%
  BANKS--5.0%, 4.8%
  AND 2.4%
                                        ABN AMRO Holding NV                             34,000                 764
                                        Astoria Financial Corp.                          1,840                  70
                                        Australia & New Zealand Banking Group Ltd.      35,600                 250
                                        Bank of America Corp.                               --                  --
                                        BANK ONE CORP.                                   2,749                 150
                                        Bank of Nova Scotia                             19,300                 402
                                        Banque Nationale de Paris                        8,400                 692
                                        Chase Manhattan Corp.                            8,300                 638
                                        Christiania Bank og Kreditkasse                 25,600                 100
                                        Cullen\Frost Bankers, Inc.                       2,000                  51
                                        Dah Sing Financial Group                        51,400                 211
                                        Dime Bancorp, Inc.                                  --                  --
                                        Dresdner Bank AG                                 5,400                 232
                                        Fleet Financial Group, Inc.                     16,100                 652
                                        Fuji Bank, Ltd.                                  7,000                  54
                                        Hang Seng Bank, Ltd.                                --                  --
                                        Istituto Bancario San Paolo di Torino           12,100                 154
                                        KeyCorp                                          2,600                  82
                                        National Australia Bank, Ltd.                   16,100                 246
------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

----------------------------------------------------------------------------------------------------------
                HORIZON 10+ PORTFOLIO                                          HORIZON 5 PORTFOLIO
             NUMBER OF                                                   NUMBER OF
              SHARES               VALUE                                  SHARES               VALUE
----------------------------------------------------------------------------------------------------------
                  600             $    30                                     200             $    10
                1,247                  90                                      --                  --
                   --                  --                                      --                  --
                   --                  --                                      --                  --
               12,100                 588                                   2,800                 136
               56,300                 963                                  23,000                 394
               11,000                 477                                   2,000                  87
                  900                  49                                      --                  --
                1,700                  91                                   3,100                 167
                5,400                 129                                   1,600                  38
----------------------------------------------------------------------------------------------------------
                                    2,417                                                         832
                  800                  26                                      --                  --
               26,600                 971                                   1,300                  47
----------------------------------------------------------------------------------------------------------
                                      997                                                          47
----------------------------------------------------------------------------------------------------------
                5,800                 229                                      --                  --
               13,200                 197                                      --                  --
               28,340                 582                                   5,790                 119
                   --                  --                                      --                  --
               14,300                 238                                      --                  --
----------------------------------------------------------------------------------------------------------
                                    1,246                                                         119
                4,800                 182                                   1,200                  46
              146,000                 889                                  28,400                 173
----------------------------------------------------------------------------------------------------------
                                    1,071                                                         219
               27,200                 512                                   1,400                  26
----------------------------------------------------------------------------------------------------------
                   --                  --                                      --                  --
                1,600                  21                                     600                   8
               14,700                 221                                      --                  --
               25,500                 456                                   9,900                 177
----------------------------------------------------------------------------------------------------------
                                      698                                                         185
----------------------------------------------------------------------------------------------------------
               23,100                 519                                   3,400                  76
                   --                  --                                      --                  --
               37,200                 261                                      --                  --
               12,300                 816                                      --                  --
                   --                  --                                     750                  41
                2,400                  50                                   6,100                 127
                6,600                 544                                     800                  66
                8,900                 684                                     800                  61
                   --                  --                                   3,900                  15
                1,600                  41                                     600                  15
               16,000                  66                                  25,600                 105
                   --                  --                                   1,800                  36
                8,800                 378                                   5,200                 223
               12,400                 502                                     800                  32
                   --                  --                                   4,000                  31
               21,600                 238                                   4,300                  47
                   --                  --                                      --                  --
                3,400                 107                                     800                  25
                7,100                 108                                      --                  --

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------
                                                                                       HORIZON 20+ PORTFOLIO
                                                                                    NUMBER OF
                                                                                     SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
                                      National Bank of Canada                         16,400            $    202
                                      PNC Bank Corp.                                   3,000                 159
                                      Pacific Century Financial Corporation               --                  --
                                      Provident Financial Group                        5,500                 240
                                      Sakura Bank, Ltd.                              215,000                 896
                                      Societe Generale                                   600                 113
                                      The Mitsui Trust & Banking Co., Ltd.           291,000                 539
                                      Wing Hang Bank, Ltd.                                --                  --
                                      --------------------------------------------------------------------------
                                                                                                           6,897

INSURANCE--4.1%, 3.3%
  AND 3.3%
                                      AFLAC, Inc.                                         --                  --
                                      AMBAC Financial Group, Inc.                     11,100                 617
                                      AXA SA                                           5,100                 598
                                      Aetna, Inc.                                     13,700               1,123
                                      Allamerica Financial Corp.                          --                  --
                                      American General Corp.                           2,400                 186
                                      Everest Reinsurance Holdings, Inc.                  --                  --
                                      Fidelity National Financial, Inc.                5,500                  96
                                      Fremont General Corp.                            8,400                 143
                                      Hartford Financial Services Group, Inc.         10,000                 540
                                      ING Groep N.V.                                  11,035                 565
                                      Jefferson Pilot Corp.                            6,150                 449
                                      LandAmerica Financial Group, Inc.                1,100                  27
                                      MGIC Investment Corp.                               --                  --
                                      Old Republic International Corp.                    --                  --
                                      Progressive Corp.                                   --                  --
                                      Protective Life Corp.                            8,500                 303
                                      QBE Insurance Group, Ltd.                        3,300                  12
                                      Skandia Forsakrings AB                          20,700                 387
                                      Stewart Information Services Corp.               5,200                 115
                                      White Mountain Insurance Group, Inc.             1,600                 212
                                      XL Capital Ltd. "A"                              4,941                 259
                                      --------------------------------------------------------------------------
                                                                                                           5,632

BUSINESS FINANCE--.2%, .6% AND .1%
                                      Heller Financial, Inc.                          11,100                 283
                                      --------------------------------------------------------------------------

CONSUMER FINANCE--1.9%, 1.5% AND
  1.0%
                                      Associates First Capital Corp.                      --                  --
                                      Citigroup, Inc.                                 43,800               1,952
                                      SLM Holding Corp.                               14,300                 651
                                   (a)Southern Pacific Funding Corp.                      --                  --
                                      --------------------------------------------------------------------------
                                                                                                           2,603

OTHER FINANCIAL COMPANIES--
  5.5%, 3.3% AND 2.0%
                                      Bear Stearns Companies, Inc.                    13,650                 578
                                      Compagnie Financiere Richemont AG                  800               1,551
                                      Custos, A.B.                                        --                  --
                                      Edwards (A.G.), Inc.                            15,400                 425
                                      Federal Home Loan Mortgage Corp.                31,900               1,830
                                      Federal National Mortgage Association           19,500               1,346
                                      GreenPoint Financial Corp.                       8,000                 259
                                      HSBC Holdings plc                               18,000                 212
                                      Legg Mason, Inc.                                16,700                 585
                                      Man (ED&F) Group PLC                            29,700                 175
                                      Morgan Stanley, Dean Witter & Co.                8,000                 721
                                      Resource Bancshares Mortgage Group, Inc.         2,520                  18
                                      --------------------------------------------------------------------------
                                                                                                           7,700
----------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------
               HORIZON 10+ PORTFOLIO                                        HORIZON 5 PORTFOLIO
             NUMBER OF                                                   NUMBER OF
              SHARES               VALUE                                  SHARES               VALUE
--------------------------------------------------------------------------------------------------------
               14,500             $   179                                   2,000             $    25
                2,100                 111                                     900                  48
                8,800                 174                                      --                  --
                   --                  --                                      --                  --
              136,000                 566                                  38,000                 158
                1,300                 244                                      --                  --
              411,000                 761                                 112,000                 207
               48,000                 183                                  20,000                  76
--------------------------------------------------------------------------------------------------------
                                    6,532                                                       1,414
                   --                  --                                   2,200                 102
                   --                  --                                   2,000                 111
                3,800                 445                                   1,720                 202
                5,700                 467                                   1,400                 115
                   --                  --                                   3,400                 201
                4,500                 348                                      --                  --
                6,600                 206                                      --                  --
               14,240                 248                                      --                  --
               12,500                 213                                     400                   7
                   --                  --                                   2,000                 108
               10,819                 554                                   4,056                 208
                6,000                 438                                   1,800                 131
                  800                  20                                     300                   7
                   --                  --                                   2,000                  99
                   --                  --                                  13,000                 219
                2,500                 319                                      --                  --
                5,200                 186                                   3,000                 107
               58,300                 219                                      --                  --
                9,400                 176                                   7,800                 146
                6,400                 142                                   4,400                  98
                   --                  --                                      --                  --
                9,882                 519                                   1,830                  96
--------------------------------------------------------------------------------------------------------
                                    4,500                                                       1,957
               34,000                 867                                   2,000                  51
--------------------------------------------------------------------------------------------------------
                   --                  --                                   1,466                  56
               34,200               1,524                                   9,600                 428
               12,400                 564                                   2,900                 132
                1,800                  --                                      --                  --
--------------------------------------------------------------------------------------------------------
                                    2,088                                                         616
               10,920                 462                                   2,205                  93
                  700               1,357                                     100                 194
                1,500                  33                                      --                  --
               11,600                 320                                   1,500                  41
               19,500               1,119                                   4,000                 229
               12,300                 849                                   3,700                 255
                   --                  --                                   1,500                  49
                3,600                  42                                      --                  --
                   --                  --                                   5,500                 192
                   --                  --                                   4,800                  28
                4,200                 379                                   1,300                 117
                   --                  --                                     735                   5
--------------------------------------------------------------------------------------------------------
                                    4,561                                                       1,203

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------
                                                                                           HORIZON 20+ PORTFOLIO
                                                                                       NUMBER OF
                                                                                        SHARES              VALUE
------------------------------------------------------------------------------------------------------------------
  REAL ESTATE--.4%, .3%
    AND .1%
                                           China Resources Enterprises, Ltd.           364,000            $    567
                                           DBS Land, Ltd.                                   --                  --
                                        (a)IMC Mortgage Company                        112,700                  10
                                           -----------------------------------------------------------------------
                                                                                                               577
------------------------------------------------------------------------------------------------------------------
HEALTH--9.0%, 6.3%
AND 4.8%
  BIOTECHNOLOGY--1.9%, 1.3% AND .8%
                                        (a)Amgen, Inc.                                  22,900               1,760
                                        (a)Bio-Rad Laboratories, Inc. "A"               11,000                 300
                                           Biogen, Inc.                                  7,400                 509
                                           -----------------------------------------------------------------------
                                                                                                             2,569

  HEALTH INDUSTRY SERVICES--
    1.8%, 1.3% AND .8%
                                           Cardinal Health, Inc.                        16,812               1,147
                                        (a)HEALTHSOUTH Corp.                            13,200                 162
                                        (a)Hanger Orthopedic Group, Inc.                21,200                 249
                                           McKesson HBOC, Inc.                              --                  --
                                           Shared Medical Systems Corp.                  6,200                 371
                                        (a)US Oncology, Inc.                            13,400                 159
                                        (a)Wellpoint Health Networks, Inc.               5,800                 476
                                           -----------------------------------------------------------------------
                                                                                                             2,564

  HOSPITAL MANAGEMENT--
    .9%, .3% AND .4%
                                        (a)Trigon Healthcare, Inc.                      11,800                 412
                                        (a)Universal Health Services, Inc.              19,900                 847
                                           -----------------------------------------------------------------------
                                                                                                             1,259

  MEDICAL SUPPLY & SPECIALTY--
    2.9%, 2.1% AND 1.4%
                                           C.R. Bard, Inc.                              26,600               1,293
                                        (a)Maxxim Medical, Inc.                         10,300                 241
                                        (a)NBTY, Inc.                                    9,500                  59
                                        (a)VISX, Inc.                                   24,200               2,450
                                           -----------------------------------------------------------------------
                                                                                                             4,043

  PHARMACEUTICALS--1.5%, 1.3% AND
    1.4%
                                           Abbott Laboratories                                 --               --
                                           Johnson & Johnson                                3,900              359
                                           Merck & Co., Inc.                               18,300            1,239
                                           Suzuken Co., LTD                                15,000              419
                                           -----------------------------------------------------------------------
                                                                                                             2,017
------------------------------------------------------------------------------------------------------------------
MANUFACTURING--8.9%, 6.3% AND 4%
CHEMICALS--2.8%, 1.8%
  AND 1.3%
                                           Akzo Nobel NV                                    6,000              257
                                           BASF AG                                         30,800            1,395
                                           BOC Group plc                                   66,000            1,365
                                           Bayer AG                                            --               --
                                           Compania Espanola de Petroleos, S.A.                --               --
                                           Dow Chemical Co.                                 4,100              508
                                           Kyowa Hakko Kogyp                                   --               --
                                           Praxair, Inc.                                    6,500              300
                                           Rohm & Haas Co.                                     --               --
                                           Valhi, Inc.                                      5,700               68
                                           -----------------------------------------------------------------------
                                                                                                             3,893

  CONTAINERS AND PAPER--.9%, .5% AND
    .4%
                                        (a)Rexam, PLC                                       --                  --
                                           FPB Holding AG                                   3,869              671
                                           UPM-Kymmene OYJ                                 15,100              509
                                           -----------------------------------------------------------------------
                                                                                                             1,180
------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------
                HORIZON 10+ PORTFOLIO                                        HORIZON 5 PORTFOLIO
             NUMBER OF                                                   NUMBER OF
              SHARES               VALUE                                  SHARES               VALUE
--------------------------------------------------------------------------------------------------------
              102,000             $   159                                  32,000             $    50
              100,000                 208                                      --                  --
                   --                  --                                      --                  --
--------------------------------------------------------------------------------------------------------
                                      367                                                          50
--------------------------------------------------------------------------------------------------------

               17,500               1,345                                   4,100                 315
               18,800                 513                                   1,000                  27
                   --                  --                                   1,600                 110
--------------------------------------------------------------------------------------------------------
                                    1,858                                                         452

               10,375                 708                                     700                  48
                   --                  --                                   1,600                  20
               20,600                 242                                   7,800                  92
                   --                  --                                     900                  28
                5,700                 341                                   1,000                  60
               16,700                 198                                   9,400                 112
                2,900                 238                                   1,100                  90
--------------------------------------------------------------------------------------------------------
                                    1,727                                                         450

                6,200                 216                                   3,800                 133
                5,600                 238                                   3,300                 140
--------------------------------------------------------------------------------------------------------
                                      454                                                         273

               18,500                 900                                   6,100                 297
                   --                  --                                      --                  --
               10,000                  63                                   4,700                  29
               18,500               1,873                                   5,300                 537
--------------------------------------------------------------------------------------------------------
                                    2,836                                                         863

                   --                  --                                   1,800                  77
                   --                  --                                   2,200                 203
               19,700               1,333                                   4,300                 291
               14,900                 416                                   8,600                 240
--------------------------------------------------------------------------------------------------------
                                    1,749                                                         811
--------------------------------------------------------------------------------------------------------

                3,000                 128                                   1,700                  73
               15,800                 715                                   5,900                 267
               26,000                 538                                   8,600                 178
                1,200                  51                                      --                  --
                   --                  --                                   5,400                  65
                2,800                 347                                     800                  99
               14,000                  88                                      --                  --
                   --                  --                                   1,000                  46
                9,100                 388                                      --                  --
               11,600                 139                                   4,800                  58
--------------------------------------------------------------------------------------------------------
                                    2,394                                                         786

              122,341                 187                                      --                  --
                1,277                 221                                     652                 113
                8,800                 297                                   3,500                 118
--------------------------------------------------------------------------------------------------------
                                      705                                                         231

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                           HORIZON 20+ PORTFOLIO
                                                                                        NUMBER OF
                                                                                         SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
  DIVERSIFIED MANUFACTURING--
    2.2%, .8% AND .6%
                                           Ball Corporation                                    --         $     --
                                           Briggs & Stratton Corp.                            700               42
                                           Cooper Industries, Inc.                          5,000              274
                                           General Electric Co., plc                           --               --
                                           Hillenbrand Industries, Inc.                     7,000              315
                                           Kawasaki Heavy Industries, Ltd.                     --               --
                                           Man AG                                          11,500              379
                                           Matthews International Corp.                    10,300              314
                                           Myers Industries, Inc.                           2,510               60
                                           Pentair, Inc.                                       --               --
                                           Robbins & Myers, Inc.                               --               --
                                           Scotsman Industries, Inc.                       30,400            1,017
                                           Sulzer Brothers Ltd. (Registered)                1,000              590
                                           Williams, PLC                                       --               --
                                           -----------------------------------------------------------------------
                                                                                                             2,991

  ELECTRICAL PRODUCTS--.4%, .5% AND
    .3%
                                        (a)American Power Conversion Corp.                  --                  --
                                        (a)SLI, Inc.                                    20,700                 520
                                           Scana Corp.                                      --                  --
                                           Taiyo Yuden Co., Ltd.                         6,000                 107
                                           -----------------------------------------------------------------------
                                                                                                               627

  INDUSTRIAL SPECIALTY--.6%, .6% AND
    .1%
                                        (a)Albany International Corp. "A"                   --                  --
                                           Carlisle Companies, Inc.                      5,200                 238
                                           Chart Industries, Inc.                       44,900                 295
                                           Fleetwood Enterprises                         1,100                  25
                                        (a)RTI International Metals, Inc.                   --                  --
                                           Sherwin-Williams Co.                         10,400                 281
                                           Teleflex Incorporated                            --                  --
                                           -----------------------------------------------------------------------
                                                                                                               839

  MACHINERY/COMPONENTS/
    CONTROLS--2.0%, 2.1% AND 1.3%
                                           Columbus McKinnon Corp.                          --                  --
                                           Gleason Corp.                                    --                  --
                                        (a)Howmet International, Inc.                       --                  --
                                           Ingersoll-Rand Co.                           14,900                 958
                                           Intermet Corp.                                3,900                  44
                                           Lincoln Electric Holdings, Inc.                --                  --
                                        (a)MotivePower Industries, Inc.                 16,950                 300
                                        (a)Mueller Industries, Inc.                         --                  --
                                           Okuma Corp.                                 112,000                 519
                                           Pitney Bowes, Inc.                               --                  --
                                           Premark International, Inc.                  16,700                 633
                                           Reliance Steel & Aluminum Co.                10,400                 354
                                           Rolls-Royce PLC                                  --                  --
                                        (a)Shaw Group, Inc.                                 --                  --
                                           Valmet-Rauma Oyj                                 --                  --
                                        (a)Wyman-Gordon Co.                              1,900                  36
                                           -----------------------------------------------------------------------
                                                                                                             2,844
------------------------------------------------------------------------------------------------------------------
MEDIA--.1%, .1% AND .0%
  CABLE TELEVISION--.1%, .1% AND 0%
                                           Granada Group plc                             9,800                  98
                                           -----------------------------------------------------------------------

  PRINT MEDIA--0%, 0%
    AND 0%
                                        (a)Valassis Communications, Inc.                 1,050                  39
                                           -----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------
              HORIZON 10+ PORTFOLIO                                          HORIZON 5 PORTFOLIO
             NUMBER OF                                                   NUMBER OF
              SHARES               VALUE                                  SHARES               VALUE
--------------------------------------------------------------------------------------------------------
                   --             $    --                                     700             $    34
                  500                  30                                     200                  12
                   --                  --                                      --                  --
               14,200                 143                                      --                  --
                   --                  --                                      --                  --
               25,000                  66                                      --                  --
                4,900                 162                                   1,000                  33
                   --                  --                                      --                  --
                1,950                  46                                     880                  21
                4,500                 195                                   1,100                  48
                   --                  --                                     300                   7
                   --                  --                                      --                  --
                  600                 354                                     300                 177
                9,200                  52                                      --                  --
--------------------------------------------------------------------------------------------------------
                                    1,048                                                         332

                9,400                 195                                      --                  --
               18,900                 475                                   5,000                 126
                   --                  --                                   3,400                  83
                   --                  --                                      --                  --
--------------------------------------------------------------------------------------------------------
                                      670                                                         209

                   --                  --                                     206                   4
                   --                  --                                      --                  --
               29,500                 194                                   3,900                  26
                2,300                  53                                     300                   7
               12,700                 164                                      --                  --
                6,600                 178                                      --                  --
                4,200                 212                                      --                  --
--------------------------------------------------------------------------------------------------------
                                      801                                                          37

                   --                  --                                   2,400                  55
               15,200                 245                                      --                  --
                   --                  --                                   2,500                  47
                7,100                 457                                   2,300                 148
                2,900                  33                                   1,300                  15
               38,800                 735                                      --                  --
                   --                  --                                   3,000                  53
                1,500                  51                                     200                   7
               87,000                 403                                  35,000                 162
                   --                  --                                     500                  32
                8,700                 330                                   3,700                 140
               12,400                 422                                     200                   7
               37,900                 158                                  21,100                  88
                   --                  --                                     400                   8
                7,600                 102                                      --                  --
                1,400                  27                                     600                  11
--------------------------------------------------------------------------------------------------------
                                    2,963                                                         773
--------------------------------------------------------------------------------------------------------

               14,000                 139                                      --                  --
--------------------------------------------------------------------------------------------------------

                  900                  34                                     450                  17
--------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                           HORIZON 20+ PORTFOLIO
                                                                                        NUMBER OF
                                                                                         SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
METALS AND MINERALS--.7%,               Barrick Gold Corp.                                  --             $     --
 .2% AND .3%                             ----------------------------------------------------------------------------
  PRECIOUS METALS--.0%, .0%
  AND .1%



  STEEL AND METALS--.7%, .2% AND .2%
                                        AK Steel Holding Corp.                              --                  --
                                        AMCOL International Corp.                        3,300                  49
                                        Alcan Aluminium, Ltd.                               --                  --
                                        Allegheny Teledyne, Inc.                            --                  --
                                        Arbed SA                                         3,600                 320
                                     (a)Bethlehem Steel Corp.                           24,300                 190
                                        Comalco, Ltd.                                       --                  --
                                        Nucor Corp.                                      6,200                 301
                                        Ryerson Tul, Inc.                                6,466                 138
                                        --------------------------------------------------------------------------
                                                                                                               998
------------------------------------------------------------------------------------------------------------------
SERVICE INDUSTRIES--3.4%, 1.4% AND
1.7%
  EDP SERVICES--.9%, .1%
  AND .5%
                                     (a)Affiliated Computer Services                    21,500               1,000
                                     (a)Cotelligent, Inc.                                   --                  --
                                     (a)Pomeroy Computer Resources, Inc.                13,300                 192
                                        --------------------------------------------------------------------------
                                                                                                             1,192

  INVESTMENT--1.0%, .5%
  AND .4%
                                        PaineWebber Group, Inc.                          5,800                 232
                                        Raymond James Financial, Inc.                   50,700               1,087
                                        --------------------------------------------------------------------------
                                                                                                             1,319

  MISCELLANEOUS COMMERCIAL
  SERVICES--1.2%, .4% AND .4%
                                        Cap Gemini Sogeti SA                             3,100                 528
                                     (a)Convergys Corp.                                 16,500                 322
                                        Hanson PLC                                      28,200                 252
                                     (a)Personnel Group of America, Inc.                21,400                 202
                                     (a)US Foodservice Inc.                              8,200                 348
                                        --------------------------------------------------------------------------
                                                                                                             1,652

  MISCELLANEOUS CONSUMER
  SERVICES--.2%, .2% AND .2%
                                        United Utilities PLC                            25,000                 325
                                        --------------------------------------------------------------------------

  PRINTING/PUBLISHING--.1%, .2% AND
  .2%
                                        Deluxe Corp.                                        --                  --
                                     (a)Mail-Well, Inc.                                 13,200                 191
                                        --------------------------------------------------------------------------
                                                                                                               191
------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--5.5%, 4.8% AND 2.8%
  COMPUTER SOFTWARE--1.2%, 1.2% AND
  .6%
                                     (a)BMC Software Inc.                                   --                  --
                                        Computer Associates International, Inc.             --                  --
                                     (a)MTI Technology Corp.                                --                  --
                                        Reynolds and Reynolds Company                   33,400                 785
                                        SAP AG (pfd.)                                      300                 114
                                     (a)Synopsys, Inc.                                  12,300                 740
                                        --------------------------------------------------------------------------
                                                                                                             1,639
------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------
                HORIZON 10+ PORTFOLIO                                        HORIZON 5 PORTFOLIO
             NUMBER OF                                                   NUMBER OF
              SHARES               VALUE                                  SHARES               VALUE
-------------------------------------------------------------------------------------------------------
                   --             $    --                                   3,100             $    58
-------------------------------------------------------------------------------------------------------
                   --                  --                                     300                   7
                2,550                  38                                     900                  13
                3,800                 115                                      --                  --
                   --                  --                                   2,100                  45
                   --                  --                                      --                  --
                9,900                  77                                      --                  --
                8,300                  41                                      --                  --
                   --                  --                                   1,200                  58
                   --                  --                                      --                  --
-------------------------------------------------------------------------------------------------------
                                      271                                                         123
-------------------------------------------------------------------------------------------------------

                   --                  --                                   5,200                 242
                   --                  --                                   3,200                  19
                8,000                 116                                   3,500                  51
-------------------------------------------------------------------------------------------------------
                                      116                                                         312

                   --                  --                                   2,500                 100
               31,700                 680                                   5,700                 122
-------------------------------------------------------------------------------------------------------
                                      680                                                         222

                1,700                 289                                     900                 153
                   --                  --                                      --                  --
               13,800                 123                                      --                  --
               18,300                 173                                      --                  --
                   --                  --                                   2,200                  93
-------------------------------------------------------------------------------------------------------
                                      585                                                         246

               18,700                 243                                   9,200                 120
-------------------------------------------------------------------------------------------------------

                8,500                 319                                   1,500                  56
                   --                  --                                   4,300                  62
-------------------------------------------------------------------------------------------------------
                                      319                                                         118
-------------------------------------------------------------------------------------------------------
                6,200                 334                                      --                  --
                   --                  --                                     300                  14
               10,100                 183                                      --                  --
               14,100                 331                                   5,600                 132
                  900                 341                                      --                  --
                8,200                 494                                   3,200                 193
-------------------------------------------------------------------------------------------------------
                                    1,683                                                         339

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                              HORIZON 20+ PORTFOLIO
                                                                                           NUMBER OF
                                                                                            SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------------
  ELECTRONIC COMPONENTS/
    DISTRIBUTORS--1.2%, 1.1% AND .6%
                                        (a)Benchmark Electronics, Inc.                      1,400            $     54
                                        (a)CHS Electronics, Inc.                           27,000                 103
                                        (a)Gateway, Inc.                                       --                  --
                                           Koninklijke (Royal) Philips Electronics N.V.     7,808                 798
                                        (a)SCI Systems, Inc.                                6,700                 353
                                           STMicroelectronics                                  --                  --
                                        (a)Tech Data Corp.                                     --                  --
                                           Technitrol, Inc.                                 9,100                 318
                                           --------------------------------------------------------------------------
                                                                                                                1,626

  MILITARY ELECTRONICS--.6%, .7% AND
    .2%
                                        (a)Computer Sciences Corp.                         12,800                 824
                                           --------------------------------------------------------------------------

  SEMICONDUCTORS--2.5%, 1.8% AND
    1.4%
                                           Intel Corp.                                     35,800               2,470
                                           Linear Technology Corp.                         16,200                 994
                                           --------------------------------------------------------------------------
                                                                                                                3,464
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.4%, 1.6% AND
1.0%
  AIR FREIGHT--.0%, .0%
    AND .1%
                                        (a)FDX Corp.                                           --                  --
                                           --------------------------------------------------------------------------

  AIRLINES--.6%, .5% AND .5%
                                           Air New Zealand, Ltd. "B"                           --                  --
                                           Comair                                          19,600                 479
                                           Qantas Airways, Ltd.                           119,500                 396
                                        -----------------------------------------------------------------------------
                                                                                                                  875

  MARINE TRANSPORTATION--.1%, .0%
    AND .0%
                                        (a)Avondale Industries, Inc.                           --                  --
                                           Newport News Shipbuilding, Inc.                  6,200                 200
                                           --------------------------------------------------------------------------
                                                                                                                  200

  RAILROADS--.5%, .6% AND .3%
                                           Railtrack Group PLC                                 --                  --
                                           Tranz Rail Holdings, ADR                            --                  --
                                           Trinity Industries, Inc.                        20,100                 668
                                           --------------------------------------------------------------------------
                                                                                                                  668

  TRUCKING--.2%, .5% AND .1%
                                           Roadway Express, Inc.                            6,000                 131
                                        (a)U.S. Xpress Enterprises, Inc."A"                11,400                 111
                                           --------------------------------------------------------------------------
                                                                                                                  242
---------------------------------------------------------------------------------------------------------------------
UTILITIES--4.6%, 3.7% AND 3.5%
ELECTRIC UTILITIES/NATURAL GAS
  DISTRIBUTOR--4.3%, 2.6% AND 3%
                                        (a)AES Corp.                                        6,400                 384
                                           Ameren Corp.                                        --                  --
                                           BG, PLC                                             --                  --
                                           Black Hills Corp.                                8,700                 219
                                           CLP Holdings, Ltd.                              70,000                 318
                                        (a)Calpine Corporation                              5,900                 444
                                           Chugoku Electric Power Co., Inc.                64,400               1,035
                                           Eastern Utilities Association                    7,200                 215
                                           Electrabel NPV                                     500                 160
                                           Empire District Electric Company                19,300                 503
                                           Endesa S.A.                                      7,900                 156
                                           FPL Group, Inc.                                     --                  --
                                           Hokuriku Electric Power Co.                         --                  --

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------
                HORIZON 10+ PORTFOLIO                                       HORIZON 5 PORTFOLIO
             NUMBER OF                                                   NUMBER OF
              SHARES               VALUE                                  SHARES               VALUE
-------------------------------------------------------------------------------------------------------
                1,200             $    46                                     400             $    15
               46,900                 179                                   5,000                  19
                4,000                 305                                     600                  46
                5,500                 562                                     860                  88
                   --                  --                                   2,500                 132
                1,800                 129                                      --                  --
                9,400                 341                                      --                  --
                   --                  --                                   2,000                  70
-------------------------------------------------------------------------------------------------------
                                    1,562                                                         370

               13,900                 895                                   1,900                 122
-------------------------------------------------------------------------------------------------------

               25,800               1,780                                   7,700                 531
               11,800                 724                                   4,400                 270
-------------------------------------------------------------------------------------------------------
                                    2,504                                                         801
-------------------------------------------------------------------------------------------------------

                   --                  --                                   1,200                  54
-------------------------------------------------------------------------------------------------------

              105,000                 211                                   5,300                  11
               20,400                 499                                   3,350                  82
                   --                  --                                  66,100                 219
-------------------------------------------------------------------------------------------------------
                                      710                                                         312

                   --                  --                                     200                   8
                   --                  --                                      --                  --
-------------------------------------------------------------------------------------------------------
                   --                  --                                                           8

               11,400                 210                                      --                  --
               46,000                  83                                      --                  --
               16,200                 539                                   4,900                 163
-------------------------------------------------------------------------------------------------------
                                      832                                                         163

               19,300                 421                                   1,200                  26
               19,200                 187                                      --                  --
-------------------------------------------------------------------------------------------------------
                                      608                                                          26
-------------------------------------------------------------------------------------------------------

                   --                  --                                   2,300                 138
                   --                  --                                   5,300                 207
                   --                  --                                   6,700                  41
               14,600                 367                                     400                  10
                   --                  --                                      --                  --
                   --                  --                                   1,700                 128
               51,600                 829                                  15,700                 252
                   --                  --                                      --                  --
                1,200                 385                                     400                 128
                5,200                 136                                   2,100                  55
                   --                  --                                      --                  --
                   --                  --                                   1,700                  92
                4,000                  63                                      --                  --

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------
                                                                                         HORIZON 20+ PORTFOLIO
                                                                                      NUMBER OF
                                                                                       SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
                                      Kyushu Electric Power Co.                       62,200            $    975
                                      Northwestern Corp.                                  --                  --
                                      Scottish Power plc                              54,000                 456
                                      Scottish & South Energy                             --                  --
                                      Shikoku Electric Power Co., Inc.                66,100               1,033
                                      TNP Enterprises, Inc.                              700                  27
                                      Texas Utilities Co., Inc.                           --                  --
                                      Tohoku Electric Power Co., Inc.                     --                  --
                                      WPS Resources Corp.                                 --                  --
                                      --------------------------------------------------------------------------
                                                                                                           5,925

NATURAL GAS DISTRIBUTION--0%, .4%
  AND 0%
                                      Eastern Enterprises                              1,100                  43
                                      --------------------------------------------------------------------------

WATER SUPPLY--.3%, .7% AND .5%
                                      Aquarion Co.                                    11,550                 404
                                      Suez Lyonnaise des Eaux                             --                  --
                                      Thames Water PLC                                    --                  --
                                      Yorkshire Water Ord                              7,200                  52
                                      --------------------------------------------------------------------------
                                                                                                             456
                                      --------------------------------------------------------------------------
                                      TOTAL COMMON STOCKS--78.0%, 59.5% AND 49.0%
                                      (Cost: $97,621, $75,311 and $21,653)                               108,084
                                      --------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL
                                                                                         AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------
MONEY MARKETS
INSTRUMENTS
                                (b)Repurchase agreement
                                   State Street Bank and Trust Company dated
                                     7/30/99, 5.04%, due 8/2/99                            199               199
                                   Commercial paper
                                   Yield--4.88% to 5.01%
                                   Due--August 1999                                      2,400             2,392
                                   -----------------------------------------------------------------------------
                                   TOTAL MONEY MARKET INSTRUMENTS--1.9%, 1.7% AND 0%
                                   (Cost: $2,591, $2,298 and $0)                                           2,591
                                   -----------------------------------------------------------------------------
                                   TOTAL INVESTMENT PORTFOLIO--100%
                                   (Cost: $128,551, $132,050 and $57,460)                               $138,486
                                   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government securities. The collateral is monitored daily by the fund so that its market value is at least equal to the minimum carrying value of the repurchase agreement.

Based on the cost of investments for federal income tax purposes at July 31, 1999, the unrealized appreciation and depreciation on investments is as follows (in thousands):

------------------------------------------------------------------------------------------------------------
                                                                HORIZON 20+    HORIZON 10+    HORIZON 5
------------------------------------------------------------------------------------------------------------
Cost of investments for federal income tax purposes              $128,551        132,050       57,463
------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation                                      14,792         10,965        3,751
------------------------------------------------------------------------------------------------------------
Gross unrealized depreciation                                       4,857          5,757        1,896
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                         9,935          5,208        1,855
------------------------------------------------------------------------------------------------------------

    See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------
                HORIZON 10+ PORTFOLIO                                       HORIZON 5 PORTFOLIO
             NUMBER OF                                                   NUMBER OF
              SHARES               VALUE                                  SHARES               VALUE
------------------------------------------------------------------------------------------------------
               12,800             $    201                                     --             $    --
               14,200                  355                                 11,600                 290
               34,600                  292                                     --                  --
                   --                   --                                 12,700                 122
                6,500                  102                                 16,100                 252
                  600                   23                                    200                   8
                7,400                  314                                    800                  34
               31,000                  509                                     --                  --
                   --                   --                                  1,000                  29
------------------------------------------------------------------------------------------------------
                                     3,576                                                      1,786
               12,700                  495                                     --                  --
------------------------------------------------------------------------------------------------------
               17,100                  599                                  7,950                 278
                1,100                  194                                     --                  --
                4,000                   62                                     --                  --
               20,000                  144                                     --                  --
------------------------------------------------------------------------------------------------------
                                       999                                                        278
------------------------------------------------------------------------------------------------------
                                    81,678                                                     24,291
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             PRINCIPAL                                                   PRINCIPAL
              AMOUNT               VALUE                                  AMOUNT               VALUE
------------------------------------------------------------------------------------------------------
                  300                  300                                     --                  --
                                                                               --
                                                                                                   --
                2,000                1,998
------------------------------------------------------------------------------------------------------
                                                                               --
                                     2,298                                                         --
------------------------------------------------------------------------------------------------------
                                  $137,258                                                    $59,318
------------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER HORIZON FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 5 Portfolio, comprising Kemper Horizon Fund (the Fund), as of July 31, 1999, the related statements of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios comprising Kemper Horizon Fund at July 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          September 20, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 1999
(IN THOUSANDS)

                                                                             KEMPER HORIZON FUND
                                                                ---------------------------------------------
                                                                20+ PORTFOLIO    10+ PORTFOLIO    5 PORTFOLIO
ASSETS
Investments, at value
(Cost: $128,551, $132,050 and $57,460)                            $138,486          137,258         59,318
-------------------------------------------------------------------------------------------------------------
Cash                                                                    15               36             --
-------------------------------------------------------------------------------------------------------------
Foreign taxes recoverable                                               38               33             11
-------------------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                   3,586            1,696          1,026
-------------------------------------------------------------------------------------------------------------
  Fund shares sold                                                     114              409            192
-------------------------------------------------------------------------------------------------------------
  Dividends and interest                                               685            1,183            701
-------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                   142,924          140,615         61,248
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

 LIABILITIES

Due to custodian                                                        --               --             31
-------------------------------------------------------------------------------------------------------------
Payable for:
  Investments purchased                                              4,750            1,822            991
-------------------------------------------------------------------------------------------------------------
  Fund shares redeemed                                                 940              447            160
-------------------------------------------------------------------------------------------------------------
  Management fee                                                        67               65             29
-------------------------------------------------------------------------------------------------------------
  Distribution services fee                                             41               35             18
-------------------------------------------------------------------------------------------------------------
  Administrative services fee                                           23               21             10
-------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               120               98             50
-------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                              12               17              6
-------------------------------------------------------------------------------------------------------------
    Total liabilities                                                5,953            2,505          1,295
-------------------------------------------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                       $136,971          138,110         59,953
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

 NET ASSETS

Net assets consist of:
-------------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss)                        $    591              651            223
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                        9,935            5,208          1,858
-------------------------------------------------------------------------------------------------------------
  Foreign currency related transactions                                  4                7              1
-------------------------------------------------------------------------------------------------------------
Undistributed net realized gain on investments                       9,933           11,234          2,517
-------------------------------------------------------------------------------------------------------------
Paid-in capital                                                    116,508          121,010         55,354
-------------------------------------------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                       $136,971          138,110         59,953
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

 THE PRICING OF SHARES

CLASS A SHARES
  Net assets applicable to shares outstanding                     $ 63,294           72,534         29,714
-------------------------------------------------------------------------------------------------------------
  Shares outstanding                                                 4,518            5,672          2,627
-------------------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share (net assets
  / shares outstanding)                                           $  14.01            12.79          11.31
-------------------------------------------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)            $  14.86            13.57          12.00
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net assets applicable to shares outstanding                     $ 59,209           51,365         24,454
-------------------------------------------------------------------------------------------------------------
  Shares outstanding                                                 4,314            4,020          2,162
-------------------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share (net assets
   /shares outstanding)                                           $  13.72            12.78          11.31
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net assets applicable to shares outstanding                     $ 13,156           14,034          5,620
-------------------------------------------------------------------------------------------------------------
  Shares outstanding                                                   961            1,102            497
-------------------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share (net assets
   /shares outstanding)                                           $  13.70            12.73          11.30
-------------------------------------------------------------------------------------------------------------
CLASS I SHARES
  Net assets applicable to shares outstanding                     $  1,312              177            165
-------------------------------------------------------------------------------------------------------------
  Shares outstanding                                                    93               14             15
-------------------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share (net assets
   /shares outstanding)                                           $  14.16            12.76          11.31
-------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended July 31, 1999
(IN THOUSANDS)

                                                                           KEMPER HORIZON FUND
                                                              ----------------------------------------------
                                                              20+ PORTFOLIO    10+ PORTFOLIO    5 PORTFOLIO
NET INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $23, $13 and
  $1)                                                            $ 1,631            1,316             416
------------------------------------------------------------------------------------------------------------
  Interest income                                                  1,910            3,714           2,414
------------------------------------------------------------------------------------------------------------
    Total investment income                                        3,541            5,030           2,830
------------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                     713              732             333
------------------------------------------------------------------------------------------------------------
  Distribution services fee                                          495              454             221
------------------------------------------------------------------------------------------------------------
  Administrative services fee                                        290              299             137
------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           1,202              788             331
------------------------------------------------------------------------------------------------------------
  Trustees' fees                                                      18               14               5
------------------------------------------------------------------------------------------------------------
  Reports to shareholders                                             75               78              50
------------------------------------------------------------------------------------------------------------
  Audit                                                               29               34              12
------------------------------------------------------------------------------------------------------------
  Legal                                                                3                3               1
------------------------------------------------------------------------------------------------------------
  Registration fee                                                    13               19               2
------------------------------------------------------------------------------------------------------------
  Other                                                               18               12               7
------------------------------------------------------------------------------------------------------------
    Total expenses                                                 2,856            2,433           1,099
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                685            2,597           1,731
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain (loss) from:
  Investments                                                     10,623           11,703           2,897
------------------------------------------------------------------------------------------------------------
  Futures                                                           (153)            (102)            (16)
------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                                      (23)             (30)             (6)
------------------------------------------------------------------------------------------------------------
      Net realized gain (loss)                                    10,447           11,571           2,875
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
  Investments                                                     (5,326)          (7,387)         (1,916)
------------------------------------------------------------------------------------------------------------
  Foreign currency related transactions                                4                7               1
------------------------------------------------------------------------------------------------------------
                                                                  (5,322)          (7,380)         (1,915)
------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                     5,125            4,191             960
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ 5,810            6,788           2,691
------------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
Years ended July 31, 1999 and 1998
(IN THOUSANDS)

                                                                  KEMPER HORIZON FUND
                                                --------------------------------------------------------
                                                  20+ PORTFOLIO        10+ PORTFOLIO       5 PORTFOLIO
                                                ------------------   -----------------   ---------------
                                                  1999      1998      1999      1998      1999     1998
--------------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------
  Net investment income                         $    685        48     2,597     1,553    1,731    1,245
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                        10,447       679    11,571     1,335    2,875      528
--------------------------------------------------------------------------------------------------------
  Net change in net unrealized appreciation
  (depreciation)                                  (5,322)    6,055    (7,380)    5,063   (1,915)   1,289
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                         5,810     6,782     6,788     7,951    2,691    3,062
--------------------------------------------------------------------------------------------------------
  Distribution from net investment income            (74)     (124)   (2,051)   (1,217)  (1,741)  (1,124)
--------------------------------------------------------------------------------------------------------
  Distribution from net realized gain               (184)   (2,944)   (1,127)   (2,477)    (582)    (920)
--------------------------------------------------------------------------------------------------------
Total dividends to shareholders                     (258)   (3,068)   (3,178)   (3,694)  (2,323)  (2,044)
--------------------------------------------------------------------------------------------------------
Net increase from capital share transactions      21,343    43,689    22,813    44,030    4,250   23,617
--------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                      26,895    47,403    26,423    48,287    4,618   24,635
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

 NET ASSETS

BEGINNING OF YEAR                                110,076    62,673   111,687    63,400   55,335   30,700
--------------------------------------------------------------------------------------------------------
END OF YEAR                                     $136,971   110,076   138,110   111,687   59,953   55,335
--------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT
END OF YEAR                                     $    591         1       651       132      223      237
--------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     DESCRIPTION OF THE
     FUND Kemper Horizon Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The fund consists of three investment portfolios ("Portfolios") designed for investors with different investment objectives. The three Portfolios are Kemper Horizon 20+, Kemper Horizon 10+ and Kemper Horizon 5. Each Portfolio offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

                             Each Portfolio's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by each Portfolio in the preparation of its financial statements.

--------------------------------------------------------------------------------

2
     SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at value
                             determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq
                             Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the

NOTES TO FINANCIAL
STATEMENTS

                             most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATION. The books and records of each Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby each Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, each Portfolio purchased securities index futures to lock in the purchase price of a security or currency which it expects to purchase in the near future.

                             Upon entering into a futures contract, each Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the

NOTES TO FINANCIAL STATEMENTS

                             Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             All discounts are accreted for both tax and financial reporting purposes.

                             FEDERAL INCOME TAXES. Each Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made as follows: annually for the Kemper Horizon 20+ semiannually for the Kemper Horizon 10+ and quarterly for the Kemper Horizon 5. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Portfolio.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date and realized gains and losses from investment transactions are recorded on an identified cost basis. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as each Portfolio is informed of such dividends.
--------------------------------------------------------------------------------

3
     TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. Each Portfolio has a
                             management agreement with Scudder Kemper
                             Investments, Inc. (Scudder Kemper). Under the management agreement each portfolio pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. Management fees for the year ended July 31, 1999 are as follows:

                                                                                                     MANAGEMENT
                                                                                                        FEES
                                                                                                     ----------
                             Kemper Horizon 20+ Portfolio                                               $713
                             Kemper Horizon 10+ Portfolio                                                732
                             Kemper Horizon 5 Portfolio                                                  333

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. Each Portfolio has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with

NOTES TO FINANCIAL STATEMENTS

                             the distribution of each portfolio's Class A shares for the year ended July 31, 1999 are as follows:

                                                                                                     COMMISSIONS
                                                                                                   RETAINED BY KDI
                                                                                                   ---------------
                             Kemper Horizon 20+ Portfolio                                              $18,000
                             Kemper Horizon 10+ Portfolio                                               20,000
                             Kemper Horizon 5 Portfolio                                                 12,000

                             For services under the distribution services agreement, each Portfolio pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares of each portfolio. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC related to Class B and Class C shares for the year ended July 31, 1999 are as follows:

                                                                                                 DISTRIBUTION FEES
                                                                                                     AND CDSC
                                                                                                  RECEIVED BY KDI
                                                                                                 -----------------
                             Kemper Horizon 20+ Portfolio                                            $637,000
                             Kemper Horizon 10+ Portfolio                                             546,000
                             Kemper Horizon 5 Portfolio                                               271,000

                             ADMINISTRATIVE SERVICES AGREEMENT. Each Portfolio has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, each portfolio pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of portfolio accounts the firms service. Administrative services fees (ASF) paid for the year ended July 31, 1999 are as follows:

                                                                                                  ASF PAID BY
                                                                                             THE PORTFOLIOS TO KDI
                                                                                             ----------------------
                             Kemper Horizon 20+ Portfoli          o                                 $290,000
                             Kemper Horizon 10+ Portfoli          o                                  299,000
                             Kemper Horizon 5 Portfolio                                              137,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $1,728,000 for the year ended July 31, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Portfolios are also officers or directors of Scudder Kemper. During the year ended July 31, 1999, the fund made no payments to its officers and incurred trustees' fees of $37,000 to independent trustees.

--------------------------------------------------------------------------------

4
     INVESTMENT
     TRANSACTIONS            For the year ended July 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                                                                    KEMPER                KEMPER           KEMPER
                                                                  HORIZON 20+           HORIZON 10+       HORIZON 5
                                                                  -----------           -----------       ---------
                             Purchases                             $107,847                95,506          35,172
                             Proceeds from sales                     85,465                76,865          31,048

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5
     CAPITAL SHARE
     TRANSACTIONS            The following tables summarize the activity in
                             capital shares of the portfolios (in thousands):

                              KEMPER HORIZON 20+ PORTFOLIO

                                                                      YEAR ENDED                      YEAR ENDED
                                                                     JULY 31, 1999                  JULY 31, 1998
                                                                 ---------------------           --------------------
                                                                 SHARES        AMOUNT            SHARES       AMOUNT
                                       ------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                   2,111       $ 27,982           2,092        $27,974
                                       ------------------------------------------------------------------------------
                                        Class B                   1,684         21,882           1,757         22,828
                                       ------------------------------------------------------------------------------
                                        Class C                     623          8,128             460          6,048
                                       ------------------------------------------------------------------------------
                                        Class I                      49            666             111            568
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                      11            144             120          1,458
                                       ------------------------------------------------------------------------------
                                        Class B                       6             83             110          1,326
                                       ------------------------------------------------------------------------------
                                        Class C                       1             17              14            171
                                       ------------------------------------------------------------------------------
                                        Class I                       1             14               3             41
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                  (1,302)       (17,386)           (630)        (8,322)
                                       ------------------------------------------------------------------------------
                                        Class B                  (1,118)       (14,745)           (518)        (7,024)
                                       ------------------------------------------------------------------------------
                                        Class C                    (363)        (4,814)            (82)        (1,086)
                                       ------------------------------------------------------------------------------
                                        Class I                     (48)          (628)            (90)          (293)
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                      42            549              80          1,050
                                       ------------------------------------------------------------------------------
                                        Class B                     (42)          (549)            (80)        (1,050)
                                       ------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE
                                        TRANSACTIONS                          $ 21,343                        $43,689
                                       ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS




                                       KEMPER HORIZON 10+ PORTFOLIO

                                                                      YEAR ENDED                      YEAR ENDED
                                                                     JULY 31, 1999                  JULY 31, 1998
                                                                 ---------------------           -------------------
                                                                 SHARES        AMOUNT            SHARES       AMOUNT
                                      ------------------------------------------------------------------------------
                                       SHARES SOLD
                                        Class A                   2,362       $ 29,026           2,805        $33,563
                                       ------------------------------------------------------------------------------
                                        Class B                   1,809         22,330           1,763         21,466
                                       ------------------------------------------------------------------------------
                                        Class C                     517          6,352             505          6,176
                                       ------------------------------------------------------------------------------
                                        Class I                       3             29              33            141
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                     152          1,906             157          1,820
                                       ------------------------------------------------------------------------------
                                        Class B                      77            967             124          1,294
                                       ------------------------------------------------------------------------------
                                        Class C                      19            235              29            334
                                       ------------------------------------------------------------------------------
                                        Class I                      --              5               2             23
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                  (1,651)       (20,380)           (717)        (8,630)
                                       ------------------------------------------------------------------------------
                                        Class B                  (1,118)       (13,815)           (825)        (9,857)
                                       ------------------------------------------------------------------------------
                                        Class C                    (294)        (3,623)           (168)        (2,084)
                                       ------------------------------------------------------------------------------
                                        Class I                     (18)          (219)            (39)          (216)
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                     156          1,919             120          1,523
                                       ------------------------------------------------------------------------------
                                        Class B                    (156)        (1,919)           (120)        (1,523)
                                       ------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS            $ 22,813                        $44,030
                                       ------------------------------------------------------------------------------




                                        KEMPER HORIZON 5 PORTFOLIO

                                                                      YEAR ENDED                      YEAR ENDED
                                                                     JULY 31, 1999                  JULY 31, 1998
                                                                 ---------------------           --------------------
                                                                 SHARES        AMOUNT            SHARES       AMOUNT
                                       ------------------------------------------------------------------------------
                                       SHARES SOLD
                                        Class A                   1,796       $ 20,110           1,976        $21,743
                                       ------------------------------------------------------------------------------
                                        Class B                   1,166         12,909           1,414         15,661
                                       ------------------------------------------------------------------------------
                                        Class C                     248          2,751             242          2,675
                                       ------------------------------------------------------------------------------
                                        Class I                       2             20               7             83
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                      88            982              78            850
                                       ------------------------------------------------------------------------------
                                        Class B                      79            871              84            908
                                       ------------------------------------------------------------------------------
                                        Class C                      19            216              18            198
                                       ------------------------------------------------------------------------------
                                        Class I                       1              8               1              9
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                        Class A                  (1,671)       (18,686)           (858)        (9,364)
                                       ------------------------------------------------------------------------------
                                        Class B                  (1,117)       (12,455)           (729)        (8,043)
                                       ------------------------------------------------------------------------------
                                        Class C                    (214)        (2,403)            (97)        (1,089)
                                       ------------------------------------------------------------------------------
                                        Class I                      (7)           (73)             (1)           (14)
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                      65            716              83            919
                                       ------------------------------------------------------------------------------
                                        Class B                     (65)          (716)            (83)          (919)
                                       ------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS            $  4,250                        $23,617
                                       ------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                             ---------------------------------------
                                                             CLASS A
                                             ---------------------------------------
                                                YEAR ENDED JULY 31,   DEC. 29, 1995
KEMPER HORIZON                                ----------------------   to JULY 31,
20+ PORTFOLIO                                  1999    1998    1997       1996
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------
Net asset value, beginning of period          $13.48   12.89    9.72       9.50
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .13     .04     .12        .18
------------------------------------------------------------------------------------
  Net realized and unrealized gain               .44    1.07    3.15        .04
------------------------------------------------------------------------------------
Total from investment operations                 .57    1.11    3.27        .22
------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income        .02     .04     .10         --
------------------------------------------------------------------------------------
  Distribution from net realized gain            .02     .48      --         --
------------------------------------------------------------------------------------
Total dividends                                  .04     .52     .10         --
------------------------------------------------------------------------------------
Net asset value, end of period                $14.01   13.48   12.89       9.72
------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   4.21%   9.04   33.90       2.32
------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------
Expenses                                        1.90%   2.00    1.69       1.48
------------------------------------------------------------------------------------
Net investment income                            .95%    .49    1.08       1.51
------------------------------------------------------------------------------------

                                              --------------------------------------
                                                             CLASS B
                                              --------------------------------------

                                                YEAR ENDED JULY 31,    DEC. 29, 1995
                                              ----------------------    TO JULY 31,
                                               1999    1998    1997        1996
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------
Net asset value, beginning of period          $13.28   12.79    9.65       9.50
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   .03    (.03)    .03        .11
------------------------------------------------------------------------------------
  Net realized and unrealized gain               .43    1.00    3.15        .04
------------------------------------------------------------------------------------
Total from investment operations                 .46     .97    3.18        .15
------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income         --      --     .04         --
------------------------------------------------------------------------------------
  Distribution from net realized gain            .02     .48      --         --
------------------------------------------------------------------------------------
Total dividends                                  .02     .48     .04         --
------------------------------------------------------------------------------------
Net asset value, end of period                $13.72   13.28   12.79       9.65
------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   3.55%   7.98   33.01       1.58
------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------
Expenses                                        2.61%   2.79    2.47       2.26
------------------------------------------------------------------------------------
Net investment income (loss)                     .24%   (.30)    .30        .73
------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                               --------------------------------------
                                                              CLASS C
                                               --------------------------------------
                                                YEAR ENDED JULY 31,     DEC. 29, 1995
               KEMPER HORIZON                  ----------------------    TO JULY 31,
                20+ PORTFOLIO                   1999    1998    1997        1996
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------
Net asset value, beginning of period           $13.29   12.80    9.67       9.50
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (.01)   (.05)    .04        .13
-------------------------------------------------------------------------------------
  Net realized and unrealized gain                .44    1.02    3.13        .04
-------------------------------------------------------------------------------------
Total from investment operations                  .43     .97    3.17        .17
-------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income          --      --     .04         --
-------------------------------------------------------------------------------------
  Distribution from net realized gain             .02     .48      --         --
-------------------------------------------------------------------------------------
Total dividends                                   .02     .48     .04         --
-------------------------------------------------------------------------------------
Net asset value, end of period                 $13.70   13.29   12.80       9.67
-------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    3.24%   7.97   32.80       1.79
-------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------
Expenses                                         2.88%   3.03    2.48       2.23
-------------------------------------------------------------------------------------
Net investment income (loss)                     (.03)%  (.54)    .29        .76
-------------------------------------------------------------------------------------

                                               --------------------------------------
                                                              CLASS I
                                               --------------------------------------
                                                YEAR ENDED JULY 31,        APRIL 8
                                               ----------------------    TO JULY 31,
                                                1999    1998    1997        1996
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------
Net asset value, beginning of period           $13.62   12.96    9.73       10.03
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .27     .17     .19         .07
-------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         .46    1.09    3.17        (.37)
-------------------------------------------------------------------------------------
Total from investment operations                  .73    1.26    3.36        (.30)
-------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income         .17     .12     .13          --
-------------------------------------------------------------------------------------
  Distribution from net realized gain             .02     .48      --          --
-------------------------------------------------------------------------------------
Total dividends                                   .19     .60     .13          --
-------------------------------------------------------------------------------------
Net asset value, end of period                 $14.16   13.62   12.96        9.73
-------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    5.43%  10.29   34.84       (2.99)
-------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------
Expenses                                          .84%    .85    1.04         .73
-------------------------------------------------------------------------------------
Net investment income                            2.01%   1.64    1.73        2.32
-------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------
                                                   YEAR ENDED JULY 31,       DEC. 29, 1995
                                               ---------------------------    TO JULY 31,
                                                 1999      1998      1997        1996
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)     $136,971   110,076   62,673      18,251
----------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                 72%       44      130         122
----------------------------------------------------------------------------------------------

See accompanying Notes to Financial Highlights.

FINANCIAL HIGHLIGHTS

                                               --------------------------------------
                                                              CLASS A
                                               --------------------------------------
                                                YEAR ENDED JULY 31,     DEC. 29, 1995
               KEMPER HORIZON                  ----------------------    TO JULY 31,
                10+ PORTFOLIO                   1999    1998    1997        1996
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------
Net asset value, beginning of period           $12.49   12.01    9.60       9.50
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .31     .24     .25        .20
-------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         .35     .87    2.36       (.04)
-------------------------------------------------------------------------------------
Total from investment operations                  .66    1.11    2.61        .16
-------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income         .25     .22     .20        .06
-------------------------------------------------------------------------------------
  Distribution from net realized gain             .11     .41      --         --
-------------------------------------------------------------------------------------
Total dividends                                   .36     .63     .20        .06
-------------------------------------------------------------------------------------
Net asset value, end of period                 $12.79   12.49   12.01       9.60
-------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    5.37%   9.75   27.43       1.70
-------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------
Expenses                                         1.46%   1.48    1.51       1.48
-------------------------------------------------------------------------------------
Net investment income                            2.47%   2.26    2.36       2.40
-------------------------------------------------------------------------------------

                                               --------------------------------------
                                                              CLASS B
                                               --------------------------------------
                                                YEAR ENDED JULY 31,     DEC. 29, 1995
                                               ----------------------    TO JULY 31,
                                                1999    1998    1997        1996
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------
Net asset value, beginning of period           $12.48   12.00    9.60       9.50
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .20     .15     .16        .17
-------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         .35     .86    2.35       (.04)
-------------------------------------------------------------------------------------
Total from investment operations                  .55    1.01    2.51        .13
-------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income         .14     .12     .11        .03
-------------------------------------------------------------------------------------
  Distribution from net realized gain             .11     .41      --         --
-------------------------------------------------------------------------------------
Total dividends                                   .25     .53     .11        .03
-------------------------------------------------------------------------------------
Net asset value, end of period                 $12.78   12.48   12.00       9.60
-------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    4.46%   8.85   26.25       1.38
-------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------
Expenses                                         2.34%   2.36    2.36       2.26
-------------------------------------------------------------------------------------
Net investment income                            1.59%   1.38    1.51       1.62
-------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                               ------------------------------------------
                                                              CLASS C
                                               ------------------------------------------
                                                YEAR ENDED JULY 31,     DEC. 29, 1995
               KEMPER HORIZON                  ----------------------    TO JULY 31,
                10+ PORTFOLIO                   1999    1998    1997        1996
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------
Net asset value, beginning of period           $12.44   11.98    9.60       9.50
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .18     .14     .14        .17
------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         .35     .87    2.34       (.04)
------------------------------------------------------------------------------------------
Total from investment operations                  .53    1.01    2.48        .13
------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income         .13     .14     .10        .03
------------------------------------------------------------------------------------------
  Distribution from net realized gain             .11     .41      --         --
------------------------------------------------------------------------------------------
Total dividends                                   .24     .55     .10        .03
------------------------------------------------------------------------------------------
Net asset value, end of period                 $12.73   12.44   11.98       9.60
------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    4.29%   8.83   25.97       1.39
------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------
Expenses                                         2.50%   2.39    2.61       2.23
------------------------------------------------------------------------------------------
Net investment income                            1.43%   1.35    1.26       1.65
------------------------------------------------------------------------------------------

                                               -------------------------------------------
                                                              CLASS I
                                               -------------------------------------------
                                                YEAR ENDED JULY 31,        APRIL 8
                                               ----------------------    TO JULY 31,
                                                1999    1998    1997        1996
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------
Net asset value, beginning of period           $12.46   11.97    9.57        9.83
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .36     .35     .26         .09
------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         .36     .84    2.40        (.26)
------------------------------------------------------------------------------------------
Total from investment operations                  .72    1.19    2.66        (.17)
------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income         .31     .29     .26         .09
------------------------------------------------------------------------------------------
  Distribution from net realized gain             .11     .41      --          --
------------------------------------------------------------------------------------------
Total dividends                                   .42     .70     .26         .09
------------------------------------------------------------------------------------------
Net asset value, end of period                 $12.76   12.46   11.97        9.57
------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    5.86%  10.47   28.09       (1.74)
------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                         1.07%    .99    1.06         .73
------------------------------------------------------------------------------------------
Net investment income                            3.10%   2.75    2.81        3.21
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------
                                                   YEAR ENDED JULY 31,       DEC. 29, 1995
                                               ---------------------------    TO JULY 31,
                                                 1999      1998      1997        1996
------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)     $138,110   111,687   63,400      18,912
------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                 64%       37      126          87
------------------------------------------------------------------------------------------

See accompanying Notes to Financial Highlights.

FINANCIAL HIGHLIGHTS

                                               --------------------------------------
                                                              CLASS A
                                               --------------------------------------
                                                YEAR ENDED JULY 31,     DEC. 29, 1995
               KEMPER HORIZON                  ----------------------    TO JULY 31,
                 5 PORTFOLIO                    1999    1998    1997        1996

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------
Net asset value, beginning of period           $11.26   11.06    9.57       9.50
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .38     .35     .34        .25
-------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         .17     .47    1.45       (.07)
-------------------------------------------------------------------------------------
Total from investment operations                  .55     .82    1.79        .18
-------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income         .38     .35     .30        .11
-------------------------------------------------------------------------------------
  Distribution from net realized gain             .12     .27      --         --
-------------------------------------------------------------------------------------
Total dividends                                   .50     .62     .30        .11
-------------------------------------------------------------------------------------
Net asset value, end of period                 $11.31   11.26   11.06       9.57
-------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    4.94%   7.74   19.02       1.84
-------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                         1.54%   1.64    1.51       1.48
-------------------------------------------------------------------------------------
Net investment income                            3.34%   3.28    3.30       3.20
-------------------------------------------------------------------------------------

                                               --------------------------------------
                                                             CLASS B
                                               --------------------------------------
                                                YEAR ENDED JULY 31,     DEC. 29, 1995
                                               ----------------------    TO JULY 31,
                                                1999    1998    1997        1996
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------
Net asset value, beginning of period           $11.28   11.06    9.57       9.50
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .30     .30     .27        .21
-------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         .16     .47    1.44       (.07)
-------------------------------------------------------------------------------------
Total from investment operations                  .46     .77    1.71        .14
-------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income         .31     .28     .22        .07
-------------------------------------------------------------------------------------
  Distribution from net realized gain             .12     .27      --         --
-------------------------------------------------------------------------------------
Total dividends                                   .43     .55     .22        .07
-------------------------------------------------------------------------------------
Net asset value, end of period                 $11.31   11.28   11.06       9.57
-------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    4.24%   7.27   18.15       1.44
-------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                         2.20%   2.17    2.15       2.26
-------------------------------------------------------------------------------------
Net investment income                            2.68%   2.75    2.66       2.42
-------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                              ---------------------------------------
                                                              CLASS C
                                              ---------------------------------------
                                                YEAR ENDED JULY 31,     DEC. 29, 1995
               KEMPER HORIZON                  ----------------------    TO JULY 31,
                 5 PORTFOLIO                    1999    1998    1997        1996

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------
Net asset value, beginning of period           $11.27   11.07    9.57       9.50
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .28     .28     .28        .21
-------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         .18     .47    1.43       (.07)
-------------------------------------------------------------------------------------
Total from investment operations                  .46     .75    1.71        .14
-------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income         .31     .28     .21        .07
-------------------------------------------------------------------------------------
  Distribution from net realized gain             .12     .27      --         --
-------------------------------------------------------------------------------------
Total dividends                                   .43     .55     .21        .07
-------------------------------------------------------------------------------------
Net asset value, end of period                 $11.30   11.27   11.07       9.57
-------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    4.20%   7.10   18.13       1.45
-------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------
Expenses                                         2.39%   2.18    2.16       2.23
-------------------------------------------------------------------------------------
Net investment income                            2.49%   2.74    2.65       2.45
-------------------------------------------------------------------------------------

                                               --------------------------------------
                                                              CLASS I
                                               --------------------------------------
                                                YEAR ENDED JULY 31,        APRIL 8
                                               ----------------------    TO JULY 31,
                                                1999    1998    1997        1996
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------
Net asset value, beginning of period           $11.28   11.06    9.58       9.69
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .41     .41     .32        .08
-------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         .18     .47    1.49       (.11)
-------------------------------------------------------------------------------------
Total from investment operations                  .59     .88    1.81       (.03)
-------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income         .44     .39     .33        .08
-------------------------------------------------------------------------------------
  Distribution from net realized gain             .12     .27      --         --
-------------------------------------------------------------------------------------
Total dividends                                   .56     .66     .33        .08
-------------------------------------------------------------------------------------
Net asset value, end of period                 $11.31   11.28   11.06       9.58
-------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    5.47%   8.29   19.27       (.31)
-------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------
Expenses                                         1.13%   1.03    1.20        .73
-------------------------------------------------------------------------------------
Net investment income                            3.75%   3.89    3.61       4.11
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALLOCATION
-------------------------------------------------------------------------------------
                                                 YEAR ENDED JULY 31,    DEC. 29, 1995
                                              ------------------------   TO JULY 31,
                                               1999      1998     1997        1996
-------------------------------------------------------------------------------------
Net assets at end of period (in thousands)     $59,953   55,335   30,700      10,831
-------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                58%      43      150          57
-------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL HIGHLIGHTS FOR ALL PORTFOLIOS:
--------------------------------------------------------------------------------
Total returns do not reflect the effect of any sales charges.

Per share data for the periods ended July 31, 1996 and July 31, 1999 were determined based on average shares outstanding.

For the period ended July 31, 1996, the investment manager agreed to reduce its management fee and absorb certain operating expenses of the portfolios. If these expense waivers had not been in effect, the expense ratio of each share class would have increased by .06% of average net assets for Horizon 20+, .04% for Horizon 10+ and .05% for Horizon 5. There would have been a corresponding decrease in the net investment income ratio for the period. The waivers were discontinued on August 1, 1996.

--------------------------------------------------------------------------------
TAX INFORMATION
--------------------------------------------------------------------------------
Kemper Horizon 20+ Portfolio, 10+ Portfolio and 5 Portfolio paid distributions of $0.02, $0.11, and $0.12 per share, respectively, from net long-term capital gains during the year ended July 31, 1999, of which 100%, 100% and 100% represent 20% rate gains, respectively.

Pursuant to Section 852 of the Internal Revenue Code, Kemper Horizon 20+ Portfolio, 10+ Portfolio and 5 Portfolio designate $9,630,000, $7,610,000, and $2,375,000, respectively, as capital gain dividends for the year ended July 31, 1999, of which 100%, 100%, and 100% represent 20% rate gains, respectively.

For corporate shareholders Kemper Horizon 20+ Portfolio, 10+ Portfolio and 5 Portfolio, 100%, 44%, 16%, respectively, of the income dividends paid during the Fund's fiscal year ended July 31, 1999 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

TRUSTEES & OFFICERS


TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY
Trustee                           President

JAMES R. EDGAR                    PHILIP J. COLLORA
Vice President                    Vice President and
                                  Secretary
ARTHUR R. GOTTSCHALK
Trustee                           JOHN R. HEBBLE
                                  Treasurer
FREDERICK T. KELSEY
Trustee                           PHILIP S. FORTUNA
                                  Vice President
THOMAS W. LITTAUER
Trustee and                       ANN M. MCCREARY
Vice President                    Vice President

FRED B. RENWICK                   KATHRYN L. QUIRK
Trustee                           Vice President

JOHN G. WEITHERS                  CORNELIA SMALL
Trustee                           Vice President

                                  LINDA J. WONDRACK
                                  Vice President

                                  MAUREEN E. KANE
                                  Assistant Secretary

                                  CAROLINE PEARSON
                                  Assistant Secretary

                                  BRENDA LYONS
                                  Assistant Treasurer
------------------------------------------------------------------------------
LEGAL COUNSEL                 VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                              222 North LaSalle Street
                              Chicago, IL 60601
------------------------------------------------------------------------------
SHAREHOLDER                   KEMPER SERVICE COMPANY
SERVICE AGENT                 P.O. Box 419557
                              Kansas City, MO 64141
------------------------------------------------------------------------------
TRANSFER AGENT                INVESTORS FIDUCIARY TRUST COMPANY
                              801 Pennsylvania Avenue
                              Kansas City, MO 64105
------------------------------------------------------------------------------
CUSTODIAN                     STATE STREET BANK AND TRUST COMPANY
                              225 Franklin Street
                              Boston, MA 02110
------------------------------------------------------------------------------
INDEPENDENT AUDITORS          ERNST & YOUNG LLP
                              233 South Wacker Drive
                              Chicago, IL 60606
------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER         KEMPER DISTRIBUTORS, INC.
                              222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com


                                                            [KEMPER FUNDS LOGO]

Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Horizon Fund prospectus.
KHF - 2 (9/27/99) 1086170